Exhibit 10.1


                       LIMITED LIABILITY COMPANY AGREEMENT

                                       of

                          INTEROFFICE SUPERHOLDINGS LLC

                                   dated as of
                                 August 14, 1998
                                  by and among
                         INTEROFFICE SUPERHOLDINGS LLC,
                             RSI I/O HOLDINGS, INC.
                                  JAH I/O, LLC
                                    RFIA, LLC
                                       and
                                 RIEGER I/O LLC

                                TABLE OF CONTENTS

                                                                                                                Page

1.       Formation................................................................................................2
         (a)      Formation; Name; Office.........................................................................2
         (b)      Purposes........................................................................................2
         (c)      Term............................................................................................2
         (d)      Termination of Stockholders Agreement...........................................................3
         (e)      Registered Office and Resident Agent............................................................3

2.       Capital Contributions; Initial Acquisition Loan..........................................................3
         (a)      Initial Capital Contributions...................................................................3
         (b)      Issuance of Membership Interests; Membership Classes............................................3
         (c)      Units; Class Percentage Interests...............................................................4
         (d)      Initial Class Percentage Interests..............................................................4
         (e)      Description of Membership Classes...............................................................5
         (f)      Members' Liability..............................................................................5
         (g)      Uses of Capital Contributions; Interest on Capital Contributions................................5
         (h)      Withdrawal of Capital...........................................................................5
         (i)      Source of Distributions.........................................................................5
         (j)      Initial Acquisition Loan........................................................................5
         (k)      Forfeiture of Class C and Class D Units.........................................................6
         (l)      Employee Options................................................................................6

3.       Title to the Property of the Company.....................................................................6
         (a)      Title to the Property of the Company............................................................6

4.       Representations and Warranties of the Members............................................................6

5.       Sale or Transfer of Membership Interest..................................................................7
         (a)      General Restrictions............................................................................7
         (b)      Class C and Class D Units.......................................................................7
         (c)      Permitted Transfers of Interest.................................................................7
                  (i)      Testamentary and Gift Transfers........................................................7
                  (ii)     Affiliate Transfers....................................................................8
                  (iii)    Transfers to the Company...............................................................8
                  (iv)     Transfers to Members and Third Parties.................................................8
                  (v)      Pledges................................................................................8
                  (vi)     Reckson................................................................................9
                  (vii)    Syndication............................................................................9
                  (viii)   Conditions to a Permitted Transfer.....................................................9
         (d)      Indemnity by Member for an Invalid Transfer of Membership Interests............................10
         (e)      Transfer by JAH of Combined Alliance Shares....................................................10

6.       Right of First Refusal..................................................................................10
         (a)      Right of RSI as to Contingent Transfers........................................................10
         (b)      Acceptance Period..............................................................................11
         (c)      Exercise of FR Right...........................................................................11
         (d)      Failure to Exercise FR Right or Failure to Close after Exercise................................11
         (e)      FR Right Closing...............................................................................12
         (f)      Survival of FR Right with respect to JAH Combined Alliance Shares..............................12
         (g)      Joint Brokerage Account or Escrow Account......................................................12
         (h)      Covered Securities.............................................................................13

7.       Tag-Along Rights........................................................................................13
         (a)      Qualifying Sale................................................................................13
         (b)      Notice of Transfer.............................................................................13
         (c)      Exercise of Tag-Along Rights...................................................................13

8.       Bring-Along Rights......................................................................................14
         (a)      Subject Sale...................................................................................14
         (b)      Number of Units Subject to a Bring-Along Right.................................................14
         (c)      Transfer and Assignment........................................................................14

9.       Rieger Call Option......................................................................................14

10.      Rieger Put Option.......................................................................................15
         (a)      Exercise Period................................................................................15
         (b)      Manner of Exercise of the Rieger Put Option....................................................15
         (c)      Purchase Price of the Rieger Put Units.........................................................15
         (d)      Closing of the Rieger Put Option...............................................................16
         (e)      Purchase Price Adjustment......................................................................16

11.      JAH A Membership Class Put Option.......................................................................16
         (a)      Exercise Period................................................................................16
         (b)      Suspension of the JAH Put Option...............................................................16
         (c)      Termination of the JAH Put Option..............................................................16
         (d)      Manner of Exercise of the JAH Put Option.......................................................17
         (e)      Purchase Price of the JAH Put Units............................................................17
         (f)      Closing of the JAH Put Option..................................................................17
         (g)      Termination Date...............................................................................17
         (h)      Default Call Option............................................................................17
         (i)      Co-Obligation of Reckson.......................................................................17

12.      D Membership Class Call and Put Options.................................................................18
         (a)      Exercise Period................................................................................18
         (b)      Manner of Exercise of such Options.............................................................18
         (c)      Purchase Price of the Subject D Units..........................................................18
         (d)      Letter of Credit...............................................................................18
         (e)      Closing of the D Class Option..................................................................19
         (f)      Survival of the D Class Option.................................................................19

13.      Governance..............................................................................................19
         (a)      Covenant by Each Member........................................................................19
         (b)      Manager........................................................................................19
         (c)      Officers.......................................................................................20
         (d)      Combined Alliance Directors....................................................................20
         (e)      Limitations....................................................................................21

14.      Additional Contributions................................................................................22
         (a)      Capital Call...................................................................................22
         (b)      Capital Call Objectives........................................................................22
         (c)      Determination of Number of Class A Units to be Issued and Sold.................................22
         (d)      Pre-Emptive Rights; Subscription for Additional Shares.........................................23
         (e)      Notice of Subscription Deficit.................................................................23
         (f)      Number of Additional Shares; Use of Necessary Funds............................................24
         (g)      Subscription Closing...........................................................................24
         (h)      Intentionally Omitted..........................................................................24
         (i)      Limitation of JAH Right to Purchase Additional Shares..........................................24
         (j)      Obligation to Purchase Combined Alliance Shares................................................25
         (k)      Limitation to the Company's Right to Purchase Combined Alliance Shares.........................26

15.      Substitution of Rights Upon Change of Majority of Series C Stock inCombined Alliance....................26
         (a)      Intended Effect................................................................................26
         (b)      Triggering Event...............................................................................26
         (c)      Substitution of Rights.........................................................................26
         (d)      Reversion of Rights............................................................................27
         (e)      Consideration of Certain Permitted Transferees.................................................27

16.      JAH Right of First Refusal to Maintain Group Ownership..................................................27

17.      Accounting Provisions...................................................................................28
         (a)      Fiscal and Taxable Year........................................................................28
         (b)      Books and Accounts.............................................................................28
         (c)      Financial Reports..............................................................................28
         (d)      Tax Elections..................................................................................29
         (e)      Expenses.......................................................................................29

18.      Profits Interest........................................................................................29

19.      Distributions and Allocations...........................................................................29
         (a)      Definitions....................................................................................29
                  (1)      "Capital Account".....................................................................29
                  (2)      "Gross Asset Value"...................................................................30
                  (3)      "Losses"..............................................................................31
                  (4)      "Net Cash Flow".......................................................................31
                  (5)      "Preferred Return"....................................................................31
                  (6)      "Profits" and "Losses"................................................................31
                  (7)      "Proceeds of a Capital Event".........................................................32
                  (8)      "Regulation"..........................................................................32
         (b)      Distributions..................................................................................32
         (c)      Allocation of Profits, Losses, Profits from Capital Events and Losses from Capital Events......33
         (d)      Allocations between Assignor and Assignee Members..............................................35
         (e)      Tax Credits....................................................................................35
         (f)      Deficit Capital Accounts.......................................................................35
         (g)      Tax Allocations:  Code Section 704(c)..........................................................35

20.      Liquidation and Termination of the Company..............................................................35
         (a)      Time Period....................................................................................35
         (b)      General........................................................................................35
         (c)      Statements on Termination......................................................................36
         (d)      Priority on Liquidation........................................................................36
         (e)      Distribution of Combined Alliance Shares.......................................................36
         (f)      Distribution of Other Non-Liquid Assets........................................................37
         (g)      Orderly Liquidation............................................................................38

21.      Loans and Advances......................................................................................38

22.      Exculpation and Indemnification of Managers, Members and Affiliates.....................................38
         (a)      Exculpation....................................................................................38
         (b)      Indemnification................................................................................38

23.      Power of Attorney.......................................................................................40
         (a)      General........................................................................................40
         (b)      Successor Members..............................................................................40
         (c)      Additional Power of Attorney...................................................................40

24.      Confidentiality; Noncompetition.........................................................................41
         (a)      Confidentiality................................................................................41
         (b)      Non-Competition................................................................................41
         (c)      Survival.......................................................................................42

25.      Intentionally Omitted...................................................................................42

26.      Intentionally Omitted...................................................................................42

27.      Intentionally Omitted...................................................................................42

28.      Certain Defined Terms...................................................................................42
         (a)      Affiliate......................................................................................42
         (b)      Bring-Along Qualifying Sale....................................................................42
         (c)      Capital Event..................................................................................42
         (d)      Capital Call Value.............................................................................42
         (e)      Combined Alliance FMV..........................................................................42
         (f)      Combined Alliance Share........................................................................44
         (g)      Contingent Transfer............................................................................44
         (h)      Disqualified Transferee........................................................................44
         (i)      Employee Option Ownership Adjustment...........................................................44
         (j)      Employee Option Value Adjustment...............................................................45
         (k)      Excused Condition..............................................................................45
         (l)      Fair Market Value..............................................................................45
         (m)      Family Group...................................................................................45
         (n)      In the Money Employee Options..................................................................45
         (o)      In the Money Redemption Shares.................................................................46
         (p)      IPO............................................................................................46
         (q)      JAH Put Units..................................................................................46
         (r)      Net Asset Value................................................................................46
         (s)      Nominated Investment Bank......................................................................46
         (t)      Qualified IPO..................................................................................46
         (u)      Person.........................................................................................46
         (v)      Syndicate Representative.......................................................................46
         (w)      Tag-Along Interest.............................................................................46
         (x)      Tag-Along Member...............................................................................47
         (y)      Third Party Price..............................................................................47

29.      Amendment and Modification..............................................................................47

30.      Assignment..............................................................................................47

31.      Further Assurances......................................................................................47

32.      Governing Law...........................................................................................48

33.      Notices.................................................................................................48

34.      Consent to Jurisdiction.................................................................................49

35.      Entire Agreement; Non-Waiver............................................................................49

36.      Specific Performance and Injunctive Relief..............................................................49

37.      Attorneys' Fees.........................................................................................49

38.      Severability............................................................................................49

39.      Conditions to Rieger Becoming a Member..................................................................50

40.      Miscellaneous...........................................................................................50

SCHEDULE I.................Schedule of Members, Membership Class, Units and
                           Class Percentage Interest.
SCHEDULE II................List of Nominated Investment Banks.
SCHEDULE III...............List of Persons or Entities which are not
                           Disqualified Transferees.
EXHIBIT A..................Form of Assignment of Series C Preferred Stock
EXHIBIT B..................Form of Stock Power
EXHIBIT C..................Form of Letter of Credit
EXHIBIT D..................Form of Release and Satisfaction.
EXHIBIT E..................Form of Assignment of Class D Units.

                       LIMITED LIABILITY COMPANY AGREEMENT
                                       OF
                          INTEROFFICE SUPERHOLDINGS LLC

     LIMITED LIABILITY COMPANY AGREEMENT, dated as of August 14, 1998 (this "Agreement"), by and among INTEROFFICE SUPERHOLDINGS LLC, a Delaware limited liability company (the "Company"), RSI I/O HOLDINGS, INC., a Delaware corporation having an office located at 225 Broadhollow Road, Melville, New York 11747 ("RSI") and a wholly owned subsidiary of Reckson Service Industries, Inc., JAH I/O, LLC, a New York limited liability company having an office located at 2 Manhattanville Road, Suite 205, Purchase, New York, 10577 ("JAH"), RFIA, LLC, a Delaware limited liability company, having an office located c/o Martin Rabinowitz, 850 Park Avenue, New York, NY 10021 ("RFIA"), and RIEGER I/O LLC, a limited liability company having an office located at c/o Robert Rieger, 2 Manhattanville Road, Suite 205, Purchase, New York, NY 10577, if such entity executes and delivers a counterpart of this Agreement on or prior to the Effective Time, as defined below ("Rieger" and together with RSI, JAH and RFIA, the "Members"). Unless otherwise expressly set forth herein, all capitalized terms used herein shall have the meaning ascribed thereto in Section 28.

     WHEREAS, on August 14, 1998 the Members formed the Company as a Delaware limited liability company pursuant to the Limited Liability Company Act of the State of Delaware, as amended, Title 6 ss.ss.18-101 et seq. (the "Act");

     WHEREAS, the Company is a party to that certain Agreement and Plan of Merger (the "Merger Agreement"), by and among Alliance National Incorporated, a Nevada corporation ("Combined Alliance"), Alliance Holding, Inc., a Delaware corporation ("Merger Sub"), Interoffice Superholdings Corporation, a Delaware corporation ("ISC"), and the Company, providing for, inter alia, the merger (the "Merger") of Merger Sub with and into ISC and for the ISC stockholders to receive the number of shares of Combined Alliance Shares (as hereinafter defined) specified in the Merger Agreement.

     WHEREAS, it is the intention of the parties hereto that the Company be a special purpose vehicle limited to the ownership and management, including the sale and other disposition, of the Combined Alliance Shares;

     WHEREAS, the Members desire to provide for the stability and continuity of the management of the affairs of the Company and to impose certain rights and restrictions with respect to the transfer or other disposition of their membership interests upon the terms and conditions hereinafter set forth.

     NOW, THEREFORE, in consideration of the mutual promises and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     1. Formation.

          (a) Formation; Name; Office. On August 14, 1998, the Members formed the Company under and pursuant to the Act to be conducted under the name "INTEROFFICE SUPERHOLDINGS LLC". The business office of the Company shall be 225 Broadhollow Road, Melville, New York 11747 or at such other place or places as the Manager (as defined below) may from time to time designate.

          (b) Purposes. The purposes for which the Company has been formed are:

               (i) to hold, manage and dispose of the investment of the Company represented by the Combined Alliance Shares;

               (ii) to exercise all rights and benefits and perform all obligations of the Company under the Merger Agreement and under that certain Fourth Amended and Restated Stockholders Agreement by and among Combined Alliance and the Securityholders identified therein (as the same may be amended from time to time in accordance with the provisions thereof, the "CA Agreement") including, without limitation, purchasing securities of Combined Alliance; and

               (iii)  to  engage  in  all   activities   necessary,   customary,
convenient or incident to any of the foregoing.

          (c) Term. This Agreement shall commence on the date upon which the Merger becomes effective under applicable corporate law (the "Effective Date") and shall end on December 31, 2048 unless the Company is earlier dissolved in accordance with either the terms of this Agreement or the Act (such period, the "Term"). If the Effective Date is not on or prior to the date that is three (3) months after the date that the Merger Agreement is executed and delivered free and clear of any escrow conditions or such other date mutually agreed to in writing by RSI and JAH (the "Outside Date"), then neither this Agreement nor any document or instrument expressly referred to in this Agreement shall be effective, no Member shall have any liability to any other Member arising from or in connection with this Agreement and the Members shall promptly cause of dissolution of the Company. Notwithstanding the foregoing, any provision set forth in this Agreement which is to be performed or satisfied prior to the Effective Date (if and only if the Effective Date occurs on or prior to the Outside Date) including, without limitation, the obligations set forth in
Section 2(a), shall be a valid and binding obligation of such Member enforceable against such Member in accordance with its terms.

          (d) Termination of Stockholders Agreement. Each of RSI, JAH, and RFIA hereby consents to the termination of the Stockholders Agreement dated as of December 29, 1997, by and among Interoffice Superholdings Corporation, Reckson Management Group, Inc. (the predecessor in interest under such agreement of RSI), JAH and RFIA as of and effective on the Effective Date (the "ISC Stockholders Agreement"); provided, however, that if the Effective Date is not on or prior to the Outside Date, the ISC Stockholders Agreement shall remain in full force and effect and this Agreement shall terminate as set forth in Section 1(c).

          (e) Registered Office and Resident Agent. The registered office and the resident agent of the Company shall be as designated in the certificate of formation of the Company (the "Certificate") or any amendment thereof. The registered office and the resident agent may be changed from time to time by the Manager in accordance with the Act. If the resident agent shall ever resign, then the Manager shall promptly appoint a successor resident agent and shall file an appropriate amendment to the Certificate.

     2. Capital Contributions; Initial Acquisition Loan.

          (a) Initial Capital Contributions. Simultaneously with the execution and delivery of this Agreement, each Member hereby contributes to the Company all of its rights and benefits in, to and under the Merger Agreement including, without limitation, the number of Combined Alliance Shares which shall be issued to such Member in accordance with the terms and provisions of the Merger Agreement. Simultaneously with the execution and delivery of this Agreement, each Member has executed and delivered an assignment in the form attached hereto as Exhibit A and the Stock Power with respect to their respective Combined Alliances Shares in the form attached hereto as Exhibit B. Each Member shall deliver all of the Combined Alliance Shares issued to such Member in connection with Merger to the Company and take such other action as is reasonably requested by the Company to vest the Company with all rights of ownership (beneficial and of record) to the Combined Alliance Shares. The initial capital contribution of each of Member pursuant to this Section 2 (a) is referred to herein as an "Initial Capital Contribution". The Initial Capital Contribution together with any other contribution to the Company's capital is referred to herein as a "Capital Contribution".

          (b) Issuance of Membership Interests; Membership Classes. In consideration of the foregoing, the Company shall issue to each Member a membership interest of the Membership Class (as defined below) in the Company specified below equal to the percentage of the aggregate membership interests of such Membership Class as described and provided for in this Section 2. There shall be four separate classes of membership interest. Each class of a membership interest is referred to herein as a "Membership Class". The
Membership Classes of membership interest and the number of Units (as defined below) initially representing such Membership Classes are set forth below. The number of Units held by a Member in any specified Membership Class divided by the total number of Units of such Membership Class is referred to herein as the "Class Percentage Interest" of such Member.

          (c) Units; Class Percentage Interests. The membership interest of each Member in the Company shall be represented by one or more units (each, a "Unit") or any fractional units. There shall be four (4) classes of Units: (i) "Class A Units" representing the A Membership Class membership interests; (ii) "Class B Units" representing the B Membership Class membership interests; (iii) "Class C Units" representing the C Membership Class membership interests; and (iv) "Class D Units" representing the D Membership Class membership interests. A Unit shall not be represented by a certificate unless otherwise provided by the Manager (provided that if the Manager elects to certificate any Units, all of the other Units in such Membership Class shall be so certificated). Any certificate representing a Unit and any legend endorsed thereon shall be in the form approved by the Manager. Any such certificate shall be signed in the name of the Company by the manager in the manner approved by the Manager. If any certificates are issued, the Company shall issue a new certificate to replace a lost, mutilated, stolen or destroyed certificate pursuant to the procedures then approved by the Manager. The maximum number of Units of each Membership Class shall be unlimited.

          Schedule I attached hereto shall reflect the number and Membership Class of the Units held by, and the Class Percentage Interest of, each Member and shall be revised, amended or modified by the Manager to reflect the issuance, redemption or Transfer of any Units. The provisions of this Section 2 shall not give any Member an interest in any amount credited to the Capital Account of any other Member.

          (d) Initial Class Percentage Interests. Effective as of the Effective Date, each Member shall own and hold the Class Percentage Interest of the Membership Class and the number of Units of each Membership Class, in all cases, as the same may be adjusted from time to time, pursuant to the terms and conditions of this Agreement, including, without limitation, in order to reflect a Transfer (as defined below) of all or part of a Member's Class Percentage Interest as follows:

               (i) Each Member shall hold the number of Class A Units immediately after the Effective Date which is equal to the number of shares of voting common stock of ISC that such Member owned immediately before the Effective Date as will be indicated on Schedule I attached hereto on the Effective Date. It is acknowledged and agreed that the number of shares of common stock of ISC is contemplated to be the number of shares outstanding on the date that this Agreement is executed and delivered plus any additional shares of common stock issued by ISC in accordance with Section 10 of the ISC Stockholders Agreement. For avoidance of doubt, the number of shares of voting common stock of ISC do not include the Profits Interest granted to Rieger by ISC, as defined by that certain agreement dated as of January 29, 1998 as amended and restated prior to the effective date of the Merger between ISC and Robert Rieger, on behalf of himself and Rieger (the "Rieger Letter Agreement").

               (ii)  All  other  Membership  Classes  shall  be as set  forth in
Schedule I.

          (e) Description of Membership Classes. The rights, preferences, duties and obligations of the Members holding a specified Membership Class membership interest are defined by the terms and provisions of this Agreement and the Act. The parties intend the following with respect to such rights and preferences:
(i) the Class A Units shall have all economic rights of ownership, including the right to distributions as provided in this Agreement, including, without limitation, distributions upon the liquidation and termination of the Company and allocations of profits and distributions set forth in Section 19; (ii) the Class B Units shall have the economic right to receive a preferred distribution accruing after a specified return is received by the Members holdings Class A Units as set forth in the Rieger Letter Agreement regarding, among other matters, the right of Rieger to receive a Profits Interest (as described therein) equal to the Accrued Benefit (as defined therein); (iii) the Class C Units shall have no economic rights and shall, as provided in Section 13(e), have the right to approve or reject specified transactions proposed to be taken by or on behalf of the Company by the Manager; and (iv) the Class D Units shall have (x) the economic right to 0.01% of the distributions provided in this Agreement including, without limitation, distributions upon the liquidation and termination of the Company and distributions of profits paid by the Company to its Members and (y) the right to elect the Manager and remove the Manager for cause as provided in Section 13(b).

          (f) Members' Liability. Except as otherwise provided in this Agreement, the liability of a Member, solely as Member, for any obligations, debts or liabilities incurred by the Company (as opposed to such Member directly on its own behalf in its individual capacity) shall be limited to the aggregate amount of the capital contributions that such Member has made or is obligated to make to the Company under the terms and provisions of this Agreement.

          (g) Uses of Capital Contributions; Interest on Capital Contributions. Any property received by the Company pursuant to this Section 2 shall be utilized by the Company for the purpose of the Company. Except as otherwise provided herein, no interest shall accrue on any capital contribution.

          (h) Withdrawal of Capital. Unless the prior unanimous written consent of the Members shall have been obtained and except as otherwise provided in this Agreement, no Member shall have the right to withdraw any part of such Member's capital contributions prior to the liquidation and termination of the Company pursuant to Section 20 of this Agreement.

          (i) Source of Distributions. No Member, manager or any of their respective Affiliates shall be personally liable for the return of the capital contributions of any other Member, or any portion thereof, it being expressly understood that any such return shall be made solely from the Company's assets.

          (j) Initial Acquisition Loan. JAH hereby agrees to pay on the Effective Date all interest on the loan in the original principal amount of $2,850,012 (the "Initial Acquisition Loan") made by Reckson Management Group, Inc. to JAH in connection with the acquisition of InterOffice (Holdings) Corporation ("Holdings") by ISC that is accrued but unpaid on the Effective Date. Each of RSI and JAH hereby ratify and confirm the Initial Acquisition Loan as being in full force and effect on the date hereof. It is acknowledged and agreed that the Initial Acquisition Loan was assigned by Reckson Management
Group, Inc. to RSI with the consent of JAH. By execution and delivery of this Agreement and without any further action by or on behalf of RSI or JAH, contingent upon the consummation of the Merger and effective on the Effective Date the terms and conditions of the Initial Acquisition Loan shall be amended to change the maturity date to the earlier of (x) May 31, 2000 or (y) the date JAH exercises its D Class Put Option or (z) the date RSI exercises its D Class Call Option. On the Effective Date, JAH shall pay the interest on the Initial Acquisition Loan that is accrued and unpaid to the Effective Date.

          (k) Forfeiture of Class C and Class D Units. A Member holding any Class C Units or any Class D Units shall forfeit all rights and benefits thereunder immediately upon the date that such Member Transfers (as hereinafter defined) through one or more Contingent Transfers (as hereinafter defined) more than fifty percent (50%) of the number of Class A Units held by such Member as of the Effective Date and the Company shall redeem such Class C Units and Class D Units upon such event for nominal consideration. As long as any such Member owns of record at least fifty percent (50%) of the number of Class A Units held by such Member as of the Effective Date, then the Class C Units and the Class D Units owned by such Member shall remain with such Member and such Member shall have all of the rights and benefits under such Class C Units and Class D Units.

          (l) Employee Options. The Company shall issue options for the purchase of Class A Units to each employee of Holdings or any of its Affiliates which as of the Effective Date holds any options to acquire the Class B Common Stock of Holdings. The number of Class A Units to be issued pursuant to such options shall equal the number of shares of Class B Common Stock that such employee would have the right to purchase pursuant to their existing options to acquire shares of Class B Common Stock of Holdings. The purchase price, vesting terms and other materials terms shall be substantially equivalent to the respective terms of such employee's options. The Company shall issue Class A Units upon the exercise of any such options and the payment of the applicable purchase price therefor. The Company shall assume the right and obligation of Holdings to redeem such options and the Class A Units issued upon the exercise thereof. The Company shall exercise such redemption rights in the discretion of the Manager.

     3. Title to the Property of the Company.

          (a) Title to the Property of the Company. Title to the Combined Alliance Shares any and all other property, owned by the Company shall be held in the name of the Company, or in the name of any nominee (e.g., "Street Name"), which the Manager may, in its reasonable discretion, designate, and no Members, individually or collectively, shall have, or shall be deemed to have, any title in or to any such property.

     4. Representations and Warranties of the Members. Each Member (solely with respect to such Member) represents and warrants to the Company and each other Member as follows:

               (i) Such Member has the full power and authority to execute, deliver and perform this Agreement;

               (ii) This Agreement has been duly and validly authorized, executed and delivered by such Member and constitutes a valid and binding obligation of such Member;

               (iii) The execution, delivery and performance of this Agreement by such Member does not violate or conflict with or constitute a default under such Member's certificate of incorporation, by-laws, certificate of limited partnership, certificate of formation, limited liability company agreement, partnership agreement or similar charter or organizational document or any material agreement to which it is a party or by which it or its property is bound;

               (iv) Such Member has acquired its membership interest for investment purposes only and not with a view to the distribution thereof in violation of any applicable state or federal securities law; and

               (v) The Combined Alliance Shares shall be contributed to the Company on the Effective free and clear of any lien, charge, encumbrances or restrictions of any kind other than the CA Agreement and this Agreement (each, a "Lien").

     5. Sale or Transfer of Membership Interest.

          (a)  General  Restrictions.  Subject  to the terms and  provisions  of
Section 5(c), during the term of this Agreement, without the prior written consent of the Manager, no Member shall, directly or indirectly, sell, pledge, hypothecate, give, devise, transfer, create a security interest in or lien on, place in trust (voting or otherwise), assign or in any other way encumber or dispose of (each, a "Transfer") any membership interest now or hereafter at any time held by it, or any interest therein, or in the certificate or document representing any such membership interest, if any (each, a "Transfer of Interest"). Without limiting the generality of the foregoing, except as provided in Section 5(c)(vi) a Transfer of Interest by a Member shall include the direct or indirect Transfer of any equity securities of, or interest in, such Member and with respect to any such Transfer, a Permitted Transfer shall pertain to any Transfer by a holder of such equity interests as if the transferor were a Member and the interest being Transferred were membership interests. Any Transfer of Interest effected or purported or attempted to be effected: (i) not in accordance with the terms and conditions of this Agreement; (ii) to an individual younger than 18 years of age or who has been adjudged incompetent or insane; or (iii) to a person prohibited by law from holding any membership interest, shall be void ab initio and shall not bind the Company or any Member.

          (b) Class C and Class D Units. No Member shall have the right to Transfer any Class C or Class D Units except to RSI or JAH. In addition, a Member shall not have the right to Transfer any Class C or Class D Units unless all, but not less than all, of the Units then held by such Member are Transferred in such transaction.

          (c) Permitted Transfers of Interest. Notwithstanding the provisions of
Section  5(a) and  subject  to  Section  5(c)(viii)  and the rights of JAH under
Section 16, a Member may, without the consent of any other Member, effect a Transfer of Interest of its Class A Units as follows (each, a "Permitted Transfer"); provided, however that no Member may effect a Transfer of Interest to any Disqualified Transferee:

               (i) Testamentary and Gift Transfers. Each Member that is an individual may effect a Transfer of Interest by distribution, gift, will or the laws of descent and distribution to any Family Group Member of such Member;

               (ii) Affiliate Transfers. Each Member may effect a Transfer of Interest to an Affiliate of such Member or a Family Group Member of such Affiliate;

               (iii) Transfers to the Company. Each Member may Transfer any such Units to the Company pursuant to this Agreement or otherwise;

               (iv) Transfers to Members and Third Parties. Each Member may (x) effect a Transfer of Interest of any such Units to another Member or
          (y) Transfer any Units to a third party purchaser who is not an Affiliate of such Member pursuant to the express terms and conditions of this Agreement;

               (v) Pledges. Each of RSI, JAH and RFIA may grant a security interest ("Pledge") in any such Units now or hereafter held by it in accordance with this Agreement and Section 4.2 of the CA Agreement, and an Affiliate of a Member may Pledge any equity interest in such Member, to secure its indebtedness (or the indebtedness or the guarantee of indebtedness of any of its Affiliates that is incurred for general purposes) owing to a bank or financial institution, third party lender or other Person (a "Pledgee") if the Pledgee is not a Disqualified Transferee provided, however:

                    (A) If the Member which  Pledged such Class A Units is RFIA, then in the event a Pledgee or its successor succeeds to the interest of such Member, such Member and such Pledgee shall deliver a notice to the Company and each other Member of such succession and at any time within three (3) months after the earlier to occur of (x) delivery of such notice or (y) actual knowledge of such succession the Company may elect to redeem all of such Class A Units at the Fair Market Value of such Class A Units; or

                    (B) If the Member  which  Pledged such Class A Units is JAH, then (1) as a condition to such Pledge, (x) prior to any such Pledge, the Pledgee shall deliver to RSI a duly executed notice to the effect that the Pledged Units are subject to the terms and conditions of this Agreement and (y) the Pledgee shall provide RSI with written notice prior to the date that it either takes possession or otherwise owns the Pledged Units or that it disposes of such collateral in accordance with its rights under
               Article IX of the Uniform Commercial Code or under the applicable security agreement, (2) prior to taking possession or otherwise owning the Pledged Units or disposing of such collateral in accordance with Article IX of the Uniform Commercial Code, the Pledgee shall provide a notice (the "Demand Notice") to JAH (and a copy of such notice to RSI) demanding payment in full of the obligations secured by the Pledged Class A Units, and (3) RSI shall have the right, but not the obligation, to purchase all of the Class A Units directly or indirectly Pledged by JAH at any time from the date that RSI receives the notice described in
               Section 5(c)(v)(B)(1)(y) from the Pledgee at an aggregate purchase price equal to the Fair Market Value of such Units until the date (the "Pledge Redemption Deadline") that is thirty (30) days after the date that RSI receives such notice. RSI may exercise its right under this Section 5(c)(v)(B) to purchase the Class A Units Pledged by JAH by notice to the Pledgee (at the address of the Pledgee provided to RSI in the notice described in
               Section 5(c)(v)(B)(1)(y)) to such effect on or prior to the Pledge Redemption Deadline.

               In addition, JAH hereby assigns to RSI all of its right as a debtor to redeem the collateral (the Pledged Class A Units) under
               Section 9-506 of the Uniform Commercial Code following the failure of JAH to pay in full the obligations secured by the Pledged Class A Units in accordance with the Demand Notice; provided, however, that in the event RSI exercises such right under this Section 5(c)(v)(B) and RSI redeems some or all of the Pledged Class A Units then, if the price paid by RSI exceeds the Fair Market Value, RSI shall pay over to JAH such excess. As an additional condition to JAH Pledging any Class A Units, the Pledgee shall acknowledge and agree to RSI's right to redeem the collateral (the Pledged Class A Units) under Section 9-506 of the Uniform Commercial Code as if its was the debtor of such indebtedness and acknowledge that such right may not be waived without the expressed written consent of RSI.

                    (vi) Reckson. Notwithstanding any provision of this Agreement to the contrary, Reckson Service Industries, Inc. ("Reckson") and each Person with any economic interest in Reckson may Transfer any equity securities or economic interest in Reckson. Each such Transfer by Reckson or any such Person is referred to herein as a "Reckson Transfer".

                    (vii) Syndication. Subject to Section 4.2 of the CA Agreement, any Member may syndicate its Class A Units by a Transfer of the equity interests in such Member in any transaction or series of related transactions (each, a "Syndication"); provided, that (A) no Member shall effect any Syndication which (together with all prior Syndications) would result in the Syndication of (80%) percent or more of the equity interests of such Member (provided that RSI may effect a Transfer of Interest in RSI by the sale of securities issued by Reckson Service Industries, Inc. or any other Affiliate of RSI which were issued and sold in a public offering); (B) no direct or indirect subscriber, participant or Transferee of any such interest shall be a Disqualified Transferee; (C) such Member shall remain the sole and exclusive record owner of all of the Class A Units of such Member; (D) such Member and each such subscriber, participant or Transferee shall be subject to, and shall submit to, the jurisdiction of the Delaware Court of Chancery, the New York State Courts in New York County, and all federal courts; (E) with respect to any Syndication by JAH, RFIA or Rieger, the Syndicate Representatives of such Member shall be the exclusive representatives of such Member and the Class A Units and have the exclusive power to control (as such term is used in the definition of Beneficial Ownership) the Units of such Member and
               (F) no such transaction shall relieve such Member from any of its obligations under this Agreement.

                    (viii) Conditions to a Permitted  Transfer.  Notwithstanding the provisions of this Section 5(c), no Transfer of Interest other than a Reckson Transfer shall be a Permitted Transfer unless, in each case, such Transfer of Interest (A) does not require the registration of any Class A Units or any other security issued or issuable by the Company under the Securities Act of 1933, as amended (the "1933 Act"), or any state securities or "Blue Sky" laws (other than notice filings in connection with a transaction exempt from the registration requirements of the 1933 Act ("Notice Filings")); (B) complies with all applicable federal and state securities and "Blue Sky" laws; (C) does not relieve such Member from any of its obligations under this Agreement and (D) in the event of a Transfer to a third party or a Syndication, prior to the consummation of any Permitted Transfer the Company and each Member shall have received a notice from the Member proposing such Transfer of Interest stating the provision herein which permits such Transfer of Interest, the identity of such permitted assignee or transferee (any such person, regardless of the method of Transfer, being referred to herein as a "Transferee"), the expected closing date for such Transfer of Interest; and (E) in the event of a Transfer to a third party or a Syndication, all other information reasonably requested by the Company, RSI or JAH for the purposes of determining the beneficial ownership of the securities issued by Combined Alliance has been received from such Member or the Company, (y) the Company shall have received the opinion of its counsel or counsel reasonably acceptable to the Company that such Transfer of Interest does not require registration under the 1933 Act or any applicable state securities or "Blue Sky" laws (other than Notice Filings) together with all documentation reasonably requested by the Company to evidence that such Transfer of
               Interest is permitted hereunder and to otherwise disclose the identity and financial condition of such Transferee. Any Transferee not a party hereto shall execute an appropriate document confirming that such Transferee takes such Units subject to the terms and conditions of this Agreement and assumes all of the obligations of the Member effecting such Transfer of Interest hereunder and with respect to such Class A Units. The Company shall not give effect on its books to any Transfer or purported Transfer of shares of Class A Units held or owned by any Member to any Transferee unless each and all of the conditions hereof affecting such Transfer shall have been complied with to the Company's reasonable satisfaction.

          (d) Indemnity by Member for an Invalid Transfer of Membership Interests. In the event that any Member effects or purports to effect any Transfer of Interest other than a Permitted Transfer, then such Member shall indemnify and hold harmless the Company and each other Member from and against any and all liabilities or damages to such party by reason of such act including, without limitation, reasonable attorneys' fees and disbursements incurred by any such indemnified party in connection with any such act as and when such liabilities or damages are determined and such expenses are incurred.

          (e) Transfer by JAH of Combined Alliance Shares. JAH agrees that it will not Transfer any JAH Combined Alliance Shares to any Disqualified Transferee prior to the expiration of RSI's FR Right with respect to JAH.

     6. Right of First Refusal.

          (a) Right of RSI as to Contingent Transfers. If at any time a Member, other than RSI, has a bona fide written offer, including an offer which is a result of solicitation by such Member, to make a Contingent Transfer, of any or all of its Class A Units or Class B Units (collectively, the "Third Party Offered Interest") and such Member (the "Selling Member") desires to accept such offer, such Selling Member shall give a prompt notice regarding such proposed Contingent Transfer (a "Notice of Offer") to RSI which notice shall contain: (i) a true and complete copy of such offer; (ii) the Class Percentage Interest of each Membership Class proposed to be sold; (iii) the identity of such third party purchaser and its controlling Affiliates; (iv) reasonable and sufficient evidence that such third party purchaser has a financial net worth sufficient to consummate the proposed Permitted Transfer (it being acknowledged and agreed that if RSI does not dispute the reasonableness and sufficiency of such information by delivering a notice to the Selling Member to such effect within ten (10) business days after the delivery of the Notice of Offer that such information shall be deemed to satisfy the requirements of this clause (iv));
(v) the proposed Third Party Price; and (vi) the other material terms and conditions of such offer including, without limitation, any promissory notes included in such Third Party Price and the proposed date of closing and any earnest money deposit of such Third Party Price or escrow conditions relating to such Transfer.

          (b) Acceptance Period. For a period of ten (10) business days after receipt of the Notice of Offer (the "Acceptance Period"), RSI shall have the right, but not the obligation (the "FR Right"), to purchase all, but not less than all, of the Third Party Offered Interest from the Selling Member (and with respect to any JAH Combined Alliance Shares pursuant to Section 6(g) hereof, to the escrowee holding such shares) in accordance with the provisions of this
Section 6 at a purchase price equal to the Third Party Price. RSI may exercise its FR Right by providing a notice (the "FR Acceptance Notice") to such effect to the Selling Member on or prior to the expiration of the FR Acceptance Period and specifying the proposed date for the closing of the purchase and sale of the Third Party Offered Interest (the "FR Closing Date") which date shall not be later than (x) sixty (60) days after the date that the Notice of Offer is delivered. In addition, if the Selling Member is JAH, then the FR Acceptance Notice shall be required to be accompanied by any earnest money deposit specified in the Notice of Offer which any proposed Transferee would be required to pay upon the execution and delivery of the operative agreements with respect to the proposed purchase and sale of the Third Party Offered Interest.

          (c) Exercise of FR Right. Subject to Section 7, upon exercise by RSI of its FR Right, the Selling Member shall be obligated to sell all, but not less than all, of the Third Party Offered Interest to RSI, and RSI shall be obligated to purchase all, but not less than all, of: (i) the Third Party Offered Interest from the Selling Member; and (ii) the Tag-Along Interest of each other Member, if any, simultaneously on the FR Closing Date, in each case, at a price equal to the Third Party Price; provided, that, at the sole discretion of RSI, the payment of the aggregate Third Party Price may be on the terms and conditions stated in the Notice of Offer including by the issuance of any promissory notes described therein ("FR Notes"). Each Member shall use all commercially reasonable efforts to secure any approvals required to be obtained by such Member for the consummation of the purchase and sale of such membership interests.

          (d) Failure to Exercise FR Right or Failure to Close after Exercise. If RSI does not exercise its FR Right hereunder with respect to all, but not less than all, of the Third Party Offered Interest within the FR Acceptance Period or otherwise fails to purchase such membership interest on or prior to the FR Closing Date other than as a result of an Excused Condition, then the Selling Member shall be free (subject to any Tag-Along Rights of the Members as provided for in Section 7) to sell the Third Party Offered Interest at the price and upon the terms specified in the Notice of Offer within sixty (60) days after the expiration of the FR Acceptance Period or breach of RSI to so purchase such Units and in compliance with the provisions of Section 5. If the Selling Member does not consummate the sale of the Third Party Offered Interests within the applicable Time period specified above, then the provisions of this Section 6 shall again apply, and no sale of membership interests shall be made otherwise than in accordance with the terms of this Agreement.

          (e) FR Right  Closing.  On the FR Closing  Date at the  offices of the
Company: (i) RSI shall pay the aggregate Third Party Price to the Selling Member by wire transfer of immediately available funds (or, if the Notice of Offer permits FR Notes, RSI shall pay an amount equal to the cash to be paid on the FR Closing Date and shall deliver such FR Notes if any are to be delivered); and
(ii) the Selling Member shall deliver to RSI the certificates, if any, representing the Third Party Offered Interest or an assignment of the Third Party Offered Interest in a form and substance reasonably acceptable to RSI and assign and transfer all, but not less than all, of the Third Party Offered Interest free and clear of any Liens (subject, however, to the terms and provisions of this Agreement) therewith. If any Tag-Along Member has exercised his or its Tag-Along Right in accordance with Section 7, then on the FR Closing Date at the offices of the Company simultaneously with the closing of the purchase of the Third Party Offered Interest (x) RSI shall pay an amount of cash equal to the amount of the Tag-Along Interest of each such Tag-Along Member valued at the Third Party Price of such Tag-Along Interest (or, if the Notice of Offer permits FR Notes, RSI shall pay an amount equal to the cash to be paid on the FR Closing Date for the Tag-Along Interest based proportionately on the amount of cash being paid for the Third Party Offered Interest and shall deliver the balance of the consideration payable for the Tag-Along Interest in promissory notes based proportionately on the principal amount the FR Notes being delivered in consideration for the purchase of the Third Party Offered Interest at the Third Party Price) and (y) each such Tag-Along Member shall deliver to RSI a certificate representing the Tag-Along Interest of such Member or an assignment of the Tag-Along Interest of such Tag-Along Member in a form and substance reasonably acceptable to RSI Member and assign and transfer all, but not less than all, of the Tag-Along Interests of such Tag-Along Member free and clear of any Liens (but such membership interests shall continue to be subject to the terms and provisions of this Agreement).

          (f) Survival of FR Right with respect to JAH Combined Alliance Shares. The FR Right of RSI shall also be effective with respect to a Contingent Transfer of any JAH Combined Alliance Shares (as hereinafter defined) from the Effective Date until that date which is thirty (30) months after the date an IPO is declared effective by the Securities and Exchange Commission under the provisions of the 1933 Act. The FR Right of RSI with respect to JAH under this
Section 6 shall survive the Term or the termination, liquidation or dissolution of the Company.

          (g) Joint Brokerage Account or Escrow Account. In the event the Company is dissolved and liquidated prior to the expiration of RSI's FR Right with respect to JAH, then for the purpose of implementing such FR Right, JAH shall immediately upon such dissolution and liquidation: (i) deposit all securities issued by Combined Alliance that were distributed by the Company to JAH (collectively, "JAH Combined Alliance Shares") in a brokerage account or escrow account with Battle Fowler LLP (counsel to JAH) or if such law firm is unable or unwilling to serve as the escrowee, then a law firm, broker dealer, bank or trust company selected by RSI which is reasonably acceptable to JAH pursuant to an escrow agreement acceptable to such escrowee, RSI and JAH in their sole discretion; (ii) endorse the certificate or certificates representing such JAH Combined Alliance Shares (and any replacement certificate) with an appropriate legend to the effect that such shares are subject to the Right of First Refusal provided herein; and (iii) deliver or cause to be delivered an original duly authorized and executed written acknowledgment of the escrowee in form and substance reasonably acceptable to RSI that the effect that such escrowee will not deliver any certificate or replacement certificate without receipt of appropriate documentation demonstrating that RSI was advised of such Contingent Transfer. RSI hereby acknowledges that the escrow agent shall be entitled to deliver any certificate or replacement certificate being held in escrow at JAH's direction if the escrow agent has not received a copy of the FR Acceptance Notice from RSI during the Acceptance Period as provided in this
Section 6 in accordance with the terms of the applicable escrow agreement. JAH shall have the right to Pledge such JAH Combined Alliance Shares, subject to the provisions of Section 5(c)(v), it being acknowledged and agreed that such provisions shall be interpreted as though the JAH Combined Alliance Shares are the Units described therein, it being acknowledged that RSI's right to purchase such securities under Section 5(c)(v)(B) shall expire if there is not a default beyond applicable notice and grace periods under such loan within such 30 month period. As a condition to the establishment of the account described in this
Section 6(g), the operative documents with respect to the joint account or escrow account described in this Section 6(g) shall expressly state that JAH shall be entitled to vote such shares, receive all cash and stock dividends and other distributions on such securities as and when paid by Combined Alliance and that such account shall be closed and such securities shall be immediately returned to JAH upon expiration of RSI's FR Right with respect to such securities.

          (h) Covered Securities. Notwithstanding any provision of this Section 6 to the contrary, the FR Right shall apply only to the securities of Combined Alliance purchased or acquired by the Company and such securities transferred and assigned by the Company to its Members upon liquidation or any other distribution.

     7. Tag-Along Rights.

          (a) Qualifying Sale. If RSI or JAH proposes to effect a Contingent Transfer of any or all of its Class A Units then, unless JAH exercises its rights under Section 16 with respect to such Transfer, each Tag-Along Member shall have such rights (the "Tag-Along Rights") as provided in this Section 7. Each Tag-Along Member may require RSI and JAH, as the case may be, and RSI and JAH, as the case may be, shall cause, such third party purchaser to purchase from each Tag-Along Member all, but not less than all, of the Tag Along Interest of each such Tag-Along Member.

          (b) Notice of Transfer. Each of RSI and JAH shall deliver a notice to the Company and each other Member of each proposed sale of all or part of its Class A Units (the "Notice of Transfer") at least ten (10) business days prior to the closing of such purchase and sale. A Notice of Transfer shall contain the information required to be included in a Notice of Offer and a statement that the third party purchaser has been informed of the Tag-Along Rights provided for in this Section 7 and has agreed in writing to purchase the membership interest in accordance with the terms of this Agreement including, without limitation, the Tag-Along Interests as provided by this Section 7.

          (c) Exercise of Tag-Along Rights. A Tag-Along Right may be exercised by a Tag-Along Member by delivery of a notice to the Company and RSI and JAH, as the case may be, to such effect (the "Tag-Along Notice") within ten (10) business days after receipt of the Notice of Transfer. The Tag-Along Notice shall state the member of Class A Units of such Member to be sold to such third party purchaser. Any Class A Units purchased from a Member pursuant to this
Section 7 shall be at a price (per Unit) and upon such other terms which are no less favorable to such Member than that contained in the Notice of Transfer.

     8. Bring-Along Rights.

          (a) Subject Sale. In the event of any proposed Bring-Along Qualifying Sale, RSI shall have the right, but not the obligation (the "Bring-Along Right") upon five (5) business days' prior notice, to require JAH, RFIA and/or Rieger, as the case may be, to sell all, but not less than all, of the same percentage of their respective Class A Units as RSI proposed to sell to such third party purchaser, at the same purchase price per Class A Unit, on the same closing date and on the same other terms and conditions as RSI.

          (b) Number of Units Subject to a Bring-Along Right. The number of Class A Units that a Member obligated to sell Class A Units pursuant to the exercise of a Bring-Along Right is as follows:

               (i) If JAH is the Member obligated to sell Class A Units, then the same proportion of Class A Units proposed to be sold by RSI to the total number of Class A Units then held by RSI; provided, that the Bring-Along Right is subject to the right of JAH under Section 16 and provided, further, that the Bring-Along Right of RSI with respect to JAH is limited to the extent of a Transfer of fifty percent (50%) of RSI's Class A Units; and

               (ii) If any other Member is obligated to sell Class A Units, then the same proportion of Class A Units proposed to be sold by RSI to the total number of Class A Units then held by RSI.

          (c) Transfer and Assignment. On the closing date specified for the purchase and sale of Class A Units subject to the Bring-Along Right pursuant to the exercise by RSI of its Bring-Along Right at the offices of the Company (x) the party purchasing such Class A Units shall pay the aggregate purchase price for such Units to the Member obligated to sell such Units pursuant to the exercise of the Bring-Along Right on the same terms and conditions as regards the other Members by wire transfer of immediately available funds and (y) the Member obligated to sell such Units pursuant to the exercise of the Bring-Along Right shall deliver to such purchaser the certificate or certificates, if any, or an assignment of such Class A Units free and clear of any Liens (but such Class A Units shall continue to be subject to the terms and provisions of this Agreement).

     9. Rieger Call Option. Subject to the limitations set forth in this Section 9, Rieger hereby grants the Company the right and option, but not the obligation (the "Rieger Call Option"), to require Rieger to sell all, but not less than all, of the Class A Units or all, but not less than all, of the Class B Units issued to Rieger in exchange for its Initial Capital Contribution which have not been Transferred subsequent to the Effective Date (in each case, such Units are referred to herein as the "Rieger Call Units") as follows:

          (a) Exercise Period. At any time during the period commencing on January 30, 2001 and ending on June 29, 2002 Rieger shall have the Rieger Put Option with respect to all, but not less than all, of the Rieger Put Units.

          (b) Manner of Exercise of the Rieger Call Option. The Rieger Call Option shall be exercised by the Company delivering to Rieger a notice to such effect which notice shall specify the date for the closing of the purchase and sale of the Rieger Call Units, which date shall be not less than sixty (60) nor more than one-hundred and twenty (120) days after the date such notice is delivered to Rieger.

          (c) Purchase Price of the Rieger Call Units. The aggregate purchase price at which the Rieger Call Units shall be purchased pursuant to the Rieger Call Option shall be the Fair Market Value of the Rieger Call Units; provided, that if there is a Capital Event within six (6) months after the exercise of the Rieger Call Option the Fair Market Value shall be (increased or decreased) (the "Rieger Call Price Adjustment") to the extent necessary so that such Purchase
Price equals the amount that would have been calculated had the parties considered such Capital Event in such computation.

          (d) Closing of the Rieger Call Option. On the closing date specified in accordance with Section 9(b) at the offices of the Company: (i) the Company shall pay the aggregate purchase price of the Rieger Call Units to be purchased pursuant to the Rieger Call Option by wire transfer of immediately available funds; and (ii) Rieger shall deliver to the Company the stock certificate or certificates or an assignment of the Rieger Call Units in form and substance reasonably acceptable to RSI to be purchased pursuant to the Rieger Call Option free and clear of any Liens (but such Units shall continue to be subject to the terms and provisions of this Agreement).

          (e) Purchase Price Adjustment. If the Rieger Call Price Adjustment would have increased such Fair Market Value amount of the Rieger Call Units, then the amount of the Rieger Call Price Adjustment shall be paid by the Company to Rieger (in the same form and under the same terms and conditions applicable to such Capital Event). If the Rieger Call Price Adjustment would have decreased the Fair Market Value of the Rieger Call Units, then Rieger shall pay the Company the amount of such Rieger Call Price Adjustment within 30 days after notice to Rieger by the Company.

     10. Rieger Put Option. Subject to the limitations set forth in this Section 10, the Company hereby grants Rieger the right and option, but not the obligation (the "Rieger Put Option"), to require the Company to purchase all, but not less than all, of the Class A Units or all, but not less than all, of the Class B Units issued to Rieger in exchange for its Initial Capital Contribution which have not been Transferred subsequent to the Effective Date (in each case, such Units are referred to herein as the "Rieger Put Units") as follows:

          (a) Exercise Period. At any time during the period commencing on July 29, 1999 and ending on January 29, 2001 Rieger shall have the Rieger Put Option with respect to all, but not less than all, of the Rieger Put Units.

          (b) Manner of Exercise of the Rieger Put Option. The Rieger Put Option shall be exercised by Rieger delivering to the Company a notice to such effect which notice shall specify the date for the closing of the purchase and sale of the Rieger Put Units, which date shall be not less than sixty (60) nor more than one-hundred and twenty (120) days after the date such notice is delivered to the Company.

          (c) Purchase Price of the Rieger Put Units. The aggregate purchase price at which the Rieger Put Units shall be purchased pursuant to the Rieger Put Option shall be the Fair Market Value of the Rieger Put Units on the date of the notice specified in Section 10(b); provided, that if there is a Capital Event within six (6) months after the exercise of the Rieger Put Option the Fair Market Value shall be (increased or decreased) (the "Rieger Put Price Adjustment") to the extent necessary so that such Purchase Price equals the amount that would have been calculated had the parties considered such Capital Event in such computation.

          (d) Closing of the Rieger Put Option. On the closing date specified in accordance with Section 10(b) at the offices of the Company: (i) the Company shall pay the aggregate purchase price of the Rieger Put Units to be purchased pursuant to the Rieger Put Option by wire transfer of immediately available funds; and (ii) Rieger shall deliver to the Company the stock certificate or certificates or an assignment of the Rieger Put Units in form and substance reasonably acceptable to RSI to be purchased pursuant to the Rieger Put Option free and clear of any Liens (but such Units shall continue to be subject to the terms and provisions of this Agreement).

          (e) Purchase Price Adjustment. If the Rieger Put Price Adjustment would have increased such Fair Market Value amount of the Rieger Put Units, then the amount of the Rieger Put Price Adjustment shall be paid by the Company to Rieger (in the same form and under the same terms and conditions applicable to such Capital Event). If the Rieger Put Price Adjustment would have decreased the Fair Market Value of the Rieger Put Units, then Rieger shall pay the Company the amount of such Rieger Put Price Adjustment within 30 days after notice to Rieger by the Company.

     11. JAH A Membership Class Put Option. Subject to the limitations set forth in this Section 11, JAH shall have the right and option, but not the obligation (the "JAH Put Option"), exercisable in its sole discretion, to require RSI to purchase all, but not less than all, of the JAH Put Units as follows:

          (a) Exercise Period. JAH shall have the JAH Put Option with respect to all, but not less than all, of the JAH Put Units at any time during the period commencing on the date hereof and ending on the earlier of (x) the date of a Qualified IPO or (y) the date that is five years after the Effective Date.

          (b) Suspension of the JAH Put Option. In the event that the purchase of Class A Units pursuant to JAH Put Option would (i) violate applicable law or
(ii) (unless the JAH Put Option has been previously exercised in accordance with this Section 11) conflict with the Bring-Along Right provided for in Section 8, then only to the extent of such violation or conflict the JAH Put Option shall be suspended; provided, however, that when applicable law or the Bring-Along Right no longer prohibits the purchase of such Class A Units, the JAH Put Option shall be reinstated with the same effect as if it had become exercisable on the date such suspension had become effective. To the extent that any Units may be sold under the JAH Put Option not in violation of applicable law and not in conflict with the Bring-Along Right, the JAH Put Option shall not be suspended to such extent. In addition, the JAH Put Option shall not be suspended pursuant to the provisions of this Section 11(b): (i) more than three times during any annual period, nor for more than an aggregate of ninety (90) days during any annual period; or (ii) from and after the date that is one month prior to the expiration of the JAH Put Option.

          (c) Termination of the JAH Put Option. Notwithstanding the Terms of this Agreement, the JAH Put Option shall terminate the earlier of the date that:
(i) (unless the JAH Put Option has been previously exercised in accordance with this Section 11) RSI is obligated to sell all of its Class A Units in a Contingent Transfer in accordance with the terms and conditions of this Agreement or otherwise in a bona fide transaction; provided that a notice of such proposed sale is delivered to JAH at least fifteen (15) business days prior to the closing of such purchase and sale (in the event such sale is not consummated the JAH Put Option shall continue); (ii) the date of a Qualified IPO; (iii) five (5) years after the date of the Effective Date; or (iv) the date that JAH is obligated to sell all of its Class A Units (unless such Transfer is not consummated in accordance with the terms and conditions applicable thereto).

          (d) Manner of Exercise of the JAH Put Option. The JAH Put Option shall be exercised by JAH delivering to RSI a notice to such effect which notice shall specify the date for the closing of the purchase and sale of JAH's Class A Units, which date shall be not less than ninety (90) nor more than one hundred and twenty (120) days after the date that the Fair Market Value of the JAH Put Units is determined in accordance with this Agreement.

          (e) Purchase Price of the JAH Put Units. The aggregate purchase price at which the JAH Put Units shall be purchased pursuant to the JAH Put Option shall be the Fair Market Value of such Class A Units on the date of the notice specified in Section 11(d) determined in accordance with Section 28.

          (f) Closing of the JAH Put Option. On the closing date specified in accordance with Section 11(d) at the offices of the Company: (i) RSI shall pay the aggregate purchase price of the JAH Put Units to be purchased pursuant to the JAH Put Option by wire transfer of immediately available funds; and (ii) JAH shall deliver to RSI the certificate or certificates, if any, or an assignment of the JAH Put Units in form and substance reasonably acceptable to RSI to be purchased pursuant to the JAH Put Option free and clear of any Liens (but such Units shall continue to be subject to the terms and provisions of this Agreement).

          (g) Termination Date. The provisions of this Section 11 shall survive the Term or the termination, liquidation or dissolution of the Company.

          (h) Default Call Option. In the event that RSI fails to pay the aggregate purchase price for the Class A Units upon the closing date specified in accordance with Section 11(d) other than as a result of an Excused Condition, then in addition to all other rights and remedies available to JAH at law or in equity, JAH shall have the right, but not the obligation, to purchase all, but not less than all of the Class A Units then owned by RSI at an aggregate price equal to 80% of the Fair Market Value of such Units, it being acknowledged and agreed that the amount equal to 20% of such aggregate Fair Market Value shall reduce the amount of damages that JAH would otherwise be entitled to as a result of such default by RSI. Such right of JAH may be exercised on or prior to the date that is 60 days after the date of such default or breach upon notice to such effect by JAH to RSI, which notice shall specify the date for the closing of such purchase and sale of RSI's Class A Units, which date shall not be less than five (5), nor more than 120 days after the date that the aggregate Fair Market Value of RSI's Class A Units is determined in accordance with this Agreement. On the closing date specified in accordance with this Section 11(h), RSI shall deliver to JAH the certificate or certificates, if any, or an assignment of the interest of RSI being purchased by JAH pursuant to this
Section 11(h) in form and substance reasonably acceptable to JAH free and clear of any Liens (but such Units shall continue to be subject to the terms and provisions of this Agreement) in exchange for and upon receipt of the aggregate purchase price for such interests.

          (i) Co-Obligation of Reckson. Reckson Services Industries Inc., hereby acknowledges and agrees that it, as a primary obligor, is jointly and severally liable with respect to the obligations of RSI under this Section 11 to the full extent of such obligations, subject to any defenses, counterclaims, set-offs and other rights of RSI with respect to JAH.

     12. D Membership Class Call and Put Options. Subject to the limitations set forth in this Section 12: (i) JAH hereby grants RSI the right and option, but not the obligation (the "D Class Call Option") to require JAH and its affiliates to sell all, but not less than all, of the Class D Units owned by JAH and its affiliates (the "Subject D Units"); and (ii) RSI hereby grants JAH the right and option, but not the obligation (the "D Class Put Option"), to require RSI to purchase all, but not less than all, of the Subject D Units.

          (a) Exercise Period.

               (i) RSI shall have the D Class Call Option with respect to the Subject D Units of JAH at any time during the period commencing on February 1, 1999 and ending on February 28, 1999.

               (ii) JAH shall have the D Class Put Option with respect to the Subject D Units of JAH at any time from and after for a period commencing on February 1, 2000 and ending on May 31, 2000 (the "D Class Put Period").

          (b) Manner of Exercise of such Options.

               (i) The D Class Call Option shall be exercised by RSI delivering to JAH a notice to such effect which notice shall specify the date for the closing of the purchase and sale of Subject D Units, which date shall be not less than five (5) nor more than fifteen (15) business days after the date such notice is delivered to JAH.

               (ii) The D Class Put Option shall be exercised by JAH delivering to RSI a notice to such effect which notice shall specify the date for the closing of the purchase and sale of JAH's Subject D Units, which date shall be not less than five (5) nor more than fifteen (15) business days after the date such notice is delivered to RSI.

          (c) Purchase Price of the Subject D Units. The aggregate purchase price at which the Subject D Units shall be purchased shall equal (x) $6,500,000 plus all interest accrued on the Initial Acquisition Loan from the Effective Date through the date of the closing of the purchase and sale of the Subject D Units, if such Units are purchased pursuant to the D Class Call Option or (y) $8,500,000 plus all accrued interest on the Initial Acquisition Loan from the Effective Date through the date of the closing of the purchase and sale of the Subject D Units if such Units are purchased pursuant to the D Class Put Option. RSI shall have the right to offset from such amount the amount, if any, of the outstanding principal amount of the Initial Acquisition Loan as of the date of the closing of the purchase and sale of the Subject D Units pursuant to the D Class Call Option or the D Class Put Option, plus accrued and unpaid interest as of the date of the closing of the purchase and sale of the Subject D Units.

          (d) Letter of Credit. As credit support for the aggregate purchase price for the Subject D Units pursuant to the D Class Put Option, RSI on or prior to the Effective Date RSI shall deliver to JAH an irrevocable stand-by letter of credit from Chase Manhattan Bank N.A. substantially in the form of the specimen attached hereto as Exhibit C with any modifications thereto approved by JAH which approval shall not be unreasonably withheld, delayed or conditioned (the "Letter of Credit") for an amount equal to $5,649,988 which may be immediately drawn upon in the event RSI fails to pay the purchase price pursuant to the D Class Put Option as and when due. RSI shall keep the Letter of Credit in force until the earlier of (x) May 31, 2000 or (y) the date RSI purchases the Subject D Units pursuant to the D Class Call Option or the D Class Put Option.

          (e) Closing of the D Class Option. On the closing date specified in accordance with Section 12(b) at the offices of the Company: (i) RSI shall pay the aggregate purchase price of the Class D Units to be purchased pursuant to the D Class Call Option or the D Class Put Option by certified or official bank check or by wire transfer of immediately available funds; (ii) RSI shall deliver to JAH a signed release or satisfaction of the Initial Acquisition Loan in the form attached hereto as Exhibit D evidencing payment-in-full; (iii) JAH shall deliver to RSI the certificate or certificates, if any, or an assignment in the form attached hereto asE C of the D Class Put Units to be purchased pursuant to the D Class Put Option free and clear of any Liens (but such Class D Units shall continue to be subject to the terms and provisions of this Agreement); and (iv) JAH shall deliver a duly executed notice to Chase Manhattan Bank N.A. (with a copy to RSI) directing Chase Manhattan Bank N.A. to terminate the letter of credit referred to in Section 12(d) and take, at the request and expense of RSI, such other actions required by Chase Manhattan Bank N.A. to terminate such letter of credit.

          (f) Survival of the D Class Option. The D Class Put Option shall survive the Term or the termination, liquidation or dissolution of the Company.

     13. Governance.

          (a) Covenant by Each Member. Each Member hereby agrees to take, at any time and from time to time, all action necessary (including, without limitation, voting all of its membership interests in person or by proxy, calling special meetings of the Members holding C Membership Class membership interests or D Membership Class membership interests and executing and delivering written consents in lieu thereof) to effect the provisions of this Section 13.

          (b) Manager.

               (i) The Member holding the Class D Units may elect or appoint any person or entity as the Manager of the Company (the "Manager"). Unless otherwise agreed by RSI, JAH and RFIA (the agreement of any such Person being required only if at such time it is a Member), the Manager shall not receive any fee for serving as the manager but shall be reimbursed for all expenses incurred on behalf of the Company's business. Each Member holding Class C Units shall be reimbursed for all out of pocket third party professional fees and expenses incurred on behalf of the Company's business on the same basis that the Manager is reimbursed for such expenses. The Initial Manager shall be RSI. The Manager may delegate any or all of its duties to hereunder pursuant to a written agreement. It is acknowledged and agreed that the Manager may enter into an agreement with an Affiliate of RSI providing for such Affiliate to exercise the rights of the Company provided under the terms and provisions of the CA Agreement and the Merger Agreement. Such Affiliate shall not receive any compensation from the Company under such agreement but shall be reimbursed for all reasonable and customary expenses and disbursements. Subject to the express provisions of this Agreement the Manager shall have the exclusive power and authority including, without limitation, the power and authority customarily afforded the board of directors and the stockholders of a corporation incorporated in the State of Delaware to manage the business and affairs of the Company. In this regard, except as otherwise expressly provided herein, the Manager shall have all power and authority to approve any transaction of the Company, manage, and direct the management and the business and affairs of, the Company including, without limitation, the power to exercise all rights of the Company under the CA Agreement and under the Merger Agreement. Any power not delegated by the Manager pursuant to this Agreement or any separate agreement shall remain with the Manager. Approval of, or action taken by, the Manager in accordance with the terms of this Agreement shall constitute approval of, or action by, the Company and shall be binding on each of the Members.

               (ii) The Manager shall serve until the completion of his or its term (which term shall initially be for three (3) years and shall be extended for an additional year upon each annual anniversary of this Agreement) or until such earlier date as: (1) the removal of the Manager for cause, by written notice of the Member holding the Class D Units; provided, however, that until the expiration of the Exercise Period with respect to the D Class Call Option, the consent of Scott Rechler of his designee shall be required in order to remove the Manager, such consent to be based on a reasonable good-faith judgment that "cause" does exist; or (2) the resignation or death or liquidation of the Manager. For the purpose of this Agreement "cause" shall mean the intentional misconduct or gross negligence of the Manager. Upon the removal, resignation, death or liquidation of the Manager, the Members holding the D Class Units may designate a successor who shall serve for the remainder of the term of the Manager.

               (iii) Any Member holding Class D Units may call a special meeting of such Members. RSI may call a special meeting of the Members holding Class A Units or Class C Units. Special meetings of such Members shall require at least forty-eight (48) hours' prior written or telephonic notice to all such Members, unless such notice shall have been waived in writing by all such Members, which notice shall identify the purpose of the meeting or the business to be transacted. Each such Member may vote by delivering his or its proxy to another Member holding such Units. Such Members may participate in a meeting by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear one another, and such participation shall constitute presence in person at such meeting. Such Members may act without a meeting if the action taken is approved in writing by the requisite Members.

          (c) Officers. The Company shall have such officers who shall have such power and authority and such duties as determined by the Manager from time to time. The Company shall initially appoint each of Scott Rechler and Jon Halpern as "Co-Chairmen" which position shall not be a position with any authority to enter into contracts or otherwise commit or obligate the Company in any manner without the prior approval of the Manager. Any officer or Co-Chairman of the Company may be removed by the Manager at any time with or without cause, subject to any agreement between such officer or Co-Chairman and the Manager, the Co-Chairmen and the officers shall each serve without compensation.

          (d) Combined Alliance Directors. The directors and committee members which the Company is permitted to nominate, select or appoint pursuant to the terms and conditions of the CA Agreement shall be nominated, selected or appointed by the Manager on behalf of the Company; provided, that prior to an IPO, the Company shall appoint Jon Halpern as a member of the Board of Directors and Executive Committee of Combined Alliance and, if the Company can appoint two or more members to the Strategic Steering Committee of Combined Alliance, such Strategic Steering Committee, in all cases, subject to removal for cause (as may be determined between the Manager and any such appointee from time to time); provided, further, that if the Board of Directors of Combined Alliance will be reelected or in any way changed in connection with, or in contemplation of, an IPO and the Company then has the power to elect or appoint at least three directors, then the Company will, to the fullest extent permitted under the CA Agreement, use its reasonable efforts to nominate and elect or appoint Jon Halpern as a member of the Combined Alliance Board of Directors at such election. In addition, the individuals elected or appointed by the Company to the Strategic Steering Committee of Combined Alliance shall include Scott Rechler or his designee, Jon Halpern and any other individual designated by the Manager, who shall be subject to the approval of RSI and JAH (which approval shall not be unreasonably withheld or delayed or conditioned). The rights of Jon Halpern set forth in this Section 13(d) with respect to election or appointment to the Board of Directors, Executive Committee and Strategic Steering Committee of Combined Alliance shall pass upon the death or disability of Jon Halpern to a JAH appointee who is reasonably acceptable to the Manager. The Company shall require that any equity interest in Combined Alliance or option or right to acquire any equity interest in Combined Alliance issued to any individual appointed by the Company to serve on the Combined Alliance board of directors or any committee thereof solely in their capacity as such director or committee member be assigned to the Company.

          (e) Limitations. Notwithstanding any provisions contained in this Agreement to the contrary, the Company shall not, and the Manager shall not cause the Company to except with the affirmative consent (a "Supermajority Vote") of the Members holding more than 50% of the Class C Units, consummate any of the following actions (each, a "Significant Decision"):

               (i) Commencing any business or line of business other than the holding, managing and selling, pledging or otherwise realizing the economic value of the Combined Alliance Shares held by the Company and exercising its rights and performing its obligations under the CA Agreement;

               (ii)  The  incurrence  of  any   indebtedness   by  the  Company,
including, without limitation, any indebtedness between the Company and any of its Members or their respective Affiliates;

               (iii) The merger or consolidation of the Company;

               (iv) The sale of all or substantially all of the Combined Alliance Shares owned by the Company or that number of Combined Alliance Shares which, immediately after such Transfer, would result into the Qualifying Series C Beneficial Holders not having Beneficial Ownership of at least 20% of the Series C Adjusted Fully Diluted Capitalization (as such capitalized terms are defined by the CA Agreement), in each case, other than in connection with an IPO;

               (v) The liquidation or dissolution of the Company prior to the date of an IPO other than in accordance with Section 20 hereof;

               (vi) The filing on behalf of the Company of a petition pursuant to the United States Bankruptcy Code (Title 11, U.S.C.), as amended;

               (vii) Any recapitalization of the Company, any changes in number of Units, any exchanges, conversions, new issuances or redemptions of equity in the Company, except as expressly provided herein; or

               (viii) The selection or change in the tax allocations to the extent required by Section 19(g).

     14. Additional Contributions.

          (a) Capital Call. If, at any time and from time to time, the Manager determines that the Company requires funds in addition to the cash on hand for the Company to purchase additional Combined Alliance Shares or any securities issued by Combined Alliance or its controlled Affiliates pursuant to the exercise of its rights under the CA Agreement or to pay or otherwise discharge or settle obligations of the Company under the Merger Agreement or redeem Class A Units issued pursuant to the options described in Section 2(l) or to redeem such options ("Necessary Funds"), then a notice shall be given to all Members holding Class A Units (a "Capital Call Notice") stating the terms and conditions of the offering of additional membership interest to such Members, the amount of the Necessary Funds required and the number and type of such securities to be purchased or the other relevant information regarding the intended use of such Necessary Funds.

          (b) Capital Call Objectives. The Members acknowledge and agree that each Member holding Class A Units shall be provided the opportunity to contribute up to its pro rata share of any Necessary Funds based on its ownership of Class A Units and that Members who do not contribute their respective pro rata share in full shall have their equity interest in the Company (as represented by their Class A Units) diluted on a fair market value basis in accordance with the provisions of this Section 14. The following example illustrates the method by which fair market dilution of equity interests shall be determined for purposes of this Agreement:

               (i) Assume that there are 1,000 Class A Units; that a Member owns a 10% A Class Percentage Interest (100 Class A Units); that the Capital Call Value of the Company determined in accordance with this Agreement prior to the Capital Call Notice and the contribution of Necessary Funds is $4,000,000; that the aggregate contribution of Necessary Funds of $1,000,000; that such Member does not contribute any Necessary Funds; and that each other Member has contributed such Member's portion of the Necessary Funds on a pro rata basis.

               (ii) The provisions of this Section 14 would result in a dilution of such Member as follows, subject to readjustment as a result of the operation of Section 14(h) below:

                    (A) The amount of the Necessary Funds which the Member has a right to contribute is equal to (I) that Member's A Class Percentage Interest (10%) multiplied by (II) the aggregate amount of such Necessary Funds ($1,000,000) (that is: 10% $1,000,000 or $100,000) divided by (III) the fair market value of the Company immediately prior to the Capital Call Notice plus the amount of the Necessary Funds to be contributed to the Company as stated in the Capital Call Notice, assuming that the other Members contribute the total amount of Necessary Funds ($4,000,000 fair market value plus the $1,000,000 contribution of Necessary Funds or $5,000,000); which equals 100,000 / 5,000,000 or 0.02 or 2%.

                    (B) The equity  interest of such Member  after the  dilution caused by it not contributing Necessary Funds is the equity percentage of such Member prior to the Capital Call Notice less the amount of such dilution, that is: 10% less 2%, which results in an equity percentage equal to 8% after the dilution of such Member.

          (c) Determination of Number of Class A Units to be Issued and Sold. The Company shall obtain the Necessary Funds by the issue and sale of Class A Units (the "Additional Shares"). The maximum number of Additional Shares which may be issued and sold shall be determined on the basis of the Capital Call Value of the Company on the date of the Capital Call Notice and shall equal: (i) the number of Class A Units prior to the Capital Call Notice; (ii) multiplied by a fraction, the numerator of which is the aggregate amount of the Necessary Funds and the denominator of which is the Capital Call Value of the Company immediately prior to the Capital Call Notice . Using the above illustration, the number of Additional Shares would equal 1,000 * ($1,000,000 / $4,000,000) or 250 Class A Units. The purchase price per Additional Share (the "NF per Share") shall equal the aggregate amount of Necessary Funds to be contributed in accordance with the Capital Call Notice divided by the aggregate number of Additional Shares. Using the above illustration, the NF per Share would equal $1,000,000 / 250 or $4,000 per share. Accordingly, if all Additional Shares were issued and sold at the NF per Share the Company would obtain the total amount of the Necessary Funds.

          (d) Pre-Emptive Rights; Subscription for Additional Shares. Within five (5) business days after the date that a Capital Call Notice is delivered (the "Subscription Acceptance Period"), each Member holding Class A Units shall have the right, but not the obligation, to subscribe for the purchase of Additional Shares on a pro rata basis; that is up to the number of Additional Shares equal to: (i) the number of Class A Units held by such Member immediately prior to the Capital Call Notice ; (ii) multiplied by a fraction, the numerator of which is the number of Additional Shares and the denominator of which is the total number of issued and outstanding Class A Units immediately prior to the Capital Call Notice. The Company shall offer Additional Shares to the Members in the manner stated in the Capital Call Notice at a purchase price per share equal to the NF per Share. Any Member who provides the Company with a notice prior to the expiration of the Subscription Acceptance Period that it shall purchase all of the Additional Shares offered to such Member in accordance with the terms and conditions stated in such Capital Call Notice is herein called a "Fully Subscribing Member" and each other Member is herein referred to as a "Non-Fully Subscribing Member". Each Non-Fully Subscribing Member who provides the Company with a notice prior to the expiration of the Subscription Acceptance Period that it will purchase some, but not all, of the Additional Shares offered to it is herein called a "Partly Subscribing Member", and together with the Fully Subscribing Member, the "Subscribing Members".

          (e) Notice of Subscription Deficit. Promptly after the expiration of the Subscription Acceptance Period, the Company shall give notice to each Member setting forth: (i) the name of each Non-Fully Subscribing Member; (ii) the number of Additional Shares which each Non-Fully Subscribing Member did not subscribe to purchase in accordance with the applicable Capital Call Notice; and
(iii) the aggregate amount of Additional Shares which all of the Non-Fully Subscribing Members declined to purchase pursuant to such Capital Call Notice (such total amount as the same may be reduced by any shares purchased by the Fully Subscribing Members in the manner hereinafter set forth is herein called the "Additional Subscription Shares"). Within five (5) business days after the giving of such notice (the "Subscription Deficit Contribution Period"), the Fully Subscribing Members shall have the right, but not the obligation, to subscribe for the purchase of the Additional Subscription Shares on a pro rata basis. Those Fully Subscribing Members electing to subscribe for the purchase of Additional Subscription Shares shall provide a notice to the Company to such effect on or prior to the expiration of the Subscription Deficit Contribution Period. Such notice shall also state the amount, if any, of Additional Subscription Shares in excess of such Member's pro rata amount ("Remaining Shares") which such Member would purchase in the event that all of the Additional Subscription Shares are not purchased by the Fully Subscribing
Members. The Remaining Shares will be purchased by the Fully Subscribing Members, first in the proportion of the number of Class A Units held by such Member (assuming the purchase of the Additional Shares and Additional Subscription Shares) and then such Remaining Shares will be allocated to the Fully Subscribing Members in successive rounds of allocations (which such allocations shall be deemed to be made simultaneously) so that in each allocation the then unallocated Remaining Shares are allocated to such Fully Subscribing Members in the proportion of the number of Class A Units held by such Member (assuming the purchase of the Additional Shares and Additional Subscription Shares and Remaining Shares then allocated to such Member) but in no event shall any Remaining Shares be allocated to a Fully Subscribing Member in an amount in excess of the amount specified by such Member in its notice to the Company specifying the amount of Additional Subscription Shares which such Member will purchase.

          (f) Number of Additional Shares; Use of Necessary Funds. It is acknowledged and agreed that for the purposes of determining the dilution pursuant to this Section 14, the number of Additional Shares shall equal the number of Additional Shares actually issued and sold with respect to the applicable Capital Call Notice. The Necessary Funds received by the Company from the issue and sale of the Additional Shares shall be used for the purchase of the Combined Alliance securities or for such other purpose stated in the Capital Call Notice.

          (g) Subscription Closing. On the date (the "Subscription Due Date") that the Additional Shares are issued and sold by the Company to the Subscribing Members in accordance with the procedures described in the Capital Call Notice at the offices of the Company, the Company shall issue and deliver to each Subscribing Member a certificate representing the number of Additional Shares which such Subscribing Member subscribed for, if such Class A Units are to be represented by certificates, or a copy of the Schedule I as amended by the Manager to reflect the issuance by the Company of such Additional Shares and such Member shall pay to the Company by a wire transfer of immediately available funds an amount equal to such Additional Shares (including Additional Subscription Shares) multiplied by the NF per Share price. In the event of a default by a Subscribing Member to purchase their Additional Shares (including Additional Subscription Shares) on the Subscription Due Date (the "Defaulted Shares"), then each Member that is a Subscribing Member shall have the right to purchase the Defaulted Shares to the extent that such Subscribing Member had a right to purchase Remaining Shares pursuant to Section 14(e), it being acknowledged that the date for the purchase and sale of the Defaulted Shares shall be the Subscription Due Date.

          (h) Intentionally Omitted.

          (i) Limitation of JAH Right to Purchase Additional Shares. Notwithstanding anything in this Agreement to the contrary, the aggregate amount of Necessary Funds which JAH shall have the right to contribute to the Company shall be limited to an amount equal to JAH's pro rata amount of the first $23,157,895 of Necessary Funds contributed to the Company by the purchase of Additional Shares pursuant to any Capital Call Notices; excluding Necessary Funds required to satisfy the obligations of the Company under the provisions of the Merger Agreement, including, without limitation, the indemnification provisions and the funding of the Shareholder Contribution by the Company and Necessary Funds used to fund operational costs and expenses of the Company (e.g., legal and accounting and investment banking fees and disbursements) to the extent not paid by the Company from gross receipts. Notwithstanding the foregoing to the contrary, the amount of such Necessary Funds which JAH shall have a right to contribute to the Company by the purchase of Additional Shares shall be increased to the extent that the weighted average consolidated debt ratio of Combined Alliance is less than 50% (as conclusively evidenced by the quarterly balance sheet of Combined Alliance) from and after the Effective Date to the date that an aggregate of $23,157,895 of Necessary Funds is raised pursuant to Capital Call Notices. Furthermore, and notwithstanding any provision herein to the contrary, from the Effective Date to the earlier to occur of (x) the second anniversary of the Effective Date or (y) the date of an IPO, JAH shall have the right to purchase Additional Shares to the extent necessary to maintain an A Class Percentage Interest of 17.80%, provided, that, in all events, it is acknowledged and agreed that JAH's right to contribute Necessary Funds by the purchase of Additional Shares is on a use or forfeit basis. In addition, as a separate limitation to JAH's right to purchase any Additional Shares, JAH shall not have the right to purchase any Additional Shares representing JAH's pro rata interest in any Class A or Class B Units Transferred by JAH to Rieger and subsequently Transferred by Rieger and purchased by the Company pursuant to the Company's right of first refusal under the Rieger Letter Agreement or otherwise.

          The following example  illustrates the adjustment  described in clause
(A) above: assume that the Company issues a Capital Call Notice for $25,000,000 of Necessary Funds for the purchase of securities issued by Combined Alliance and that the consolidated debt leverage of Combined Alliance during the applicable measurement period is 30%. Absent the adjustment in clause (A) above, JAH's right to purchase Additional Shares would be limited to its pro rata amount of the first $23,157,895 of Necessary Funds which, assuming no change in JAH's initial A Class Percentage Interest, is equal to 23.75% of $23,157,895 or $5,500,000. The adjustment provided in clause (A) above is equal to (A) the product of the amount of the limit of Necessary Funds which JAH would be able to contribute (which assuming no other adjustments is equal to $23,157,895)
multiplied by 50% and divided by the consolidated debt leverage of Combined Alliance during the applicable measurement period (30%) less (B) the amount of the limit of Necessary Funds which JAH would be able to contribute (which assuming no other adjustments is equal to $23,157,895). Therefore, the adjustment to such amount is equal to [$23,157,895 * 0.5 / 0.3] - $23,157,895 or $38,596,492 - $23,157,895 or $15,438,597 and therefore JAH's pro rata amount, assuming a 23.75% membership interest, would equal $9,166,666.77.

          (j)  Obligation  to  Purchase  Combined  Alliance  Shares.  Subject to
Section 14(k) and Section 16, prior to the date an IPO is declared effective, the Manager shall cause the Company to purchase any securities issued by Combined Alliance that the Company has a right to purchase pursuant to the terms and conditions of Section 4.3 (Rights of First Refusal) and Section 7.1 (Preemptive Rights) of the CA Agreement to the extent:

               (i) the Manager determines in his or its sole discretion; or

               (ii) of a Member's A Class Percentage Interest of the number of securities issued by Combined Alliance which the Company has a right to purchase if (x) such Member demands such exercise at least two business days prior to the date the Company's right to so purchase such securities expires pursuant to the terms and provisions of the CA Agreement and (y) tenders to the Company the aggregate purchase price of such securities.

          In the event that the Manager determines not to exercise the preferred right to purchase securities of Combined Alliance on behalf of the Company pursuant to Section 4.3 and Section 7.1 of the CA Agreement, the Manager shall provide telecopier notice of such determination to each of the Members no later than five (5) business days prior to the date that such right will expire pursuant to the terms and conditions of the CA Agreement (with written notice to follow promptly by telecopier and overnight courier or personal delivery if such notice was by telephone).

          (k) Limitation to the Company's Right to Purchase Combined Alliance Shares. It is acknowledged and agreed that the CA Agreement provides RSI a preferred right to purchase securities of Combined Alliance which are (x) subject to the right of first refusal thereunder or (y) issued by Combined Alliance. Such preferred right of RSI continues until RSI has the Beneficial Ownership (as defined by the CA Agreement) of 30% of the Series C Adjusted Fully Diluted Capitalization (as such term is defined by the CA Agreement). Any purchase by the Company of any such securities at the direction of or for the benefit of RSI pursuant to such preferred right shall be paid for solely by RSI or its Affiliates and shall be allocated by the Company solely to RSI by the issuance of an appropriate amount of additional Class A Units to RSI so that RSI's A Class Percentage Interest immediately after such Class A Units are issued and paid provides RSI with the sole economic benefit of the Combined Alliance securities purchased pursuant to such preferred right of RSI. It is acknowledged and agreed that after such preferred right of RSI, there is a general right of first refusal and preemptive right provided under the CA Agreement accruing to the benefit of all holders of specified securities of Combined Alliance, including without limitation Reckson Office Centers LLC, an affiliate of RSI. Any purchases of Combined Alliance securities by any other holders of Combined Alliance securities in which RSI has a Beneficial Ownership and the preferred right of RSI to purchase such securities of Combined Alliance shall be included in determining whether RSI has received the 30% threshold set forth above in this Section 14(k).

     15. Substitution of Rights Upon Change of Majority of Series C Stock in Combined Alliance.

          (a) Intended Effect. It is the intention of RSI and JAH that at JAH's option the governance and liquidity rights set forth in this Agreement shall be transferred to JAH at such time as JAH owns a Beneficial Ownership of a Majority of the Shares of Series C Preferred Stock (as defined by the CA Agreement); provided, that simultaneously therewith RSI shall be entitled to certain of the rights of JAH set forth in this Agreement.

          (b) Triggering Event. The terms and provisions of this Section 15 shall be effective upon written notice to such effect by JAH to RSI on or prior to thirty (30) days from the date that JAH has a Beneficial Ownership (which ownership shall not include the number of Class A Units acquired by JAH directly or indirectly from Rieger in any Transfer in which Reckson did not have the right to purchase such Units pursuant to a right of first refusal provided hereunder) of a Majority of the Shares of Series C Preferred Stock (a "Governance Triggering Event").

          (c) Substitution of Rights.

               (i) Upon a Governance Triggering Event, the Manager shall immediately resign and, assuming the D Class Interest Call Option or D Class Interest Put Option has previously been exercised, RSI shall transfer and assign all of its Class D Units to JAH to the effect that JAH shall be appointed the Manager.

               (ii) Upon a Governance Triggering Event, the following amendments shall automatically be made to this Agreement without any further action by any party hereto or the payment of any costs, fees or amounts:

                    (A) The rights provided in Section 13 regarding the right of Jon Halpern to be nominated, elected or appointed to the Board of Directors, Executive Committee and Steering Committee of Combined Alliance shall immediately become the right of RSI or any designee of RSI for as long as RSI holds any Class A Units.

                    (B) The rights provided in Section 11 regarding the right, but not the obligation to require the purchase of Class A Units shall be immediately amended so that (A) RSI shall have the JAH Put Option and JAH shall be the obligated party under the JAH Put Option; (B) the JAH Put Units shall mean all, but not less than all, of the Class A Units issued to RSI in accordance with Section 2 in exchange for its Initial Capital Contribution which have not been subsequently Transferred and all other provisions shall remain in full force and effect, as amended by this Section.

                    (C) The rights provided in Section 7 regarding the Tag-Along Right of JAH shall immediately become the Tag-Along Right of RSI with respect to any such transaction by JAH, and JAH shall be the party obligated under such Tag-Along Right, as amended by this Section.

                    (D)  The  right  of  Jon   Halpern  to  be   appointed   the
          "Co-Chairman" of the Company shall immediately become the right of RSI or any individual designated by RSI.

                    (E) The FR Right of RSI with respect to the Units owned by RFIA and Rieger shall become the FR Right of JAH with respect to such Units, accordingly, RSI shall no longer have an FR Right.

                    (F) Section 14 (i) shall be deleted. Accordingly, JAH shall not be restricted in the amount of Necessary Funds that it may contribute to the Company pursuant to any Capital Call.

                    (G) The rights of JAH under Section 16 shall immediately become the rights of RSI.

               (iii) It is  acknowledged  and agreed that no  provision  of this
     Section 15 shall suspend, terminate or otherwise affect the JAH Put Option provided for in Section 12.

          (d) Reversion of Rights. The terms and provisions of this Agreement shall again be amended to fully reverse the effect of all of the amendments specified in Section 15(c) immediately upon the date that RSI has a Beneficial Ownership (which ownership shall include (be increased) by the number of Class A Units acquired by JAH directly or indirectly from Rieger in any Transfer in which Reckson did not have the right to purchase such Units pursuant to a right of first refusal provided hereunder) of a Majority of the Shares of Series C Preferred Stock.

          (e) Consideration of Certain Permitted Transferees. For the purposes of this Section, the ownership of JAH and RSI shall include the ownership of any Transferee in a Transfer effected in accordance with Sections 5(c)(i), (ii ) and
(vi).

     16. JAH Right of First Refusal to Maintain Group Ownership. Notwithstanding anything in this Agreement to the contrary, JAH shall have the right to purchase any Class A Units proposed to be Transferred by any other Member at a price equal to the Third Party Price (or a pro rata portion thereof in the case of an exercises by JAH of its rights hereunder with respect to less than all of the Class A Units proposed to be Transferred) if: (i) such Transfer would (immediately upon the consummation of such Transfer) result in the Qualifying Series C Beneficial Holders not having Beneficial Ownership of at least 20% of the Series C Adjusted Fully Diluted Capitalization (as such capitalized terms are defined by the CA Agreement); and (ii) the Company or RSI had the right to purchase such Units and neither the Company nor RSI exercises such right to purchase such Units; provided, that, each of the Company and RSI shall give a notice to JAH of its intention not to so exercise such purchase right at least two (2) business days prior to expiration of such right and shall give a copy of a notice exercising such purchase right, if any, to JAH. This right shall be exercisable by JAH in accordance with the same procedures as are set forth in
Section 6 with respect to the FR Right of RSI (provided that any exercise by JAH of this right shall not be subject to any Tag-Along Right under Section 7) during the period commencing on the date immediately following the Acceptance Period until the date that is ten days after the Acceptance Period upon notice to such effect to the Selling Member.

     17. Accounting Provisions.

          (a) Fiscal and Taxable Year. The fiscal and taxable year of the Company shall be the calendar year.

          (b) Books and Accounts.

               (i) Complete and accurate books and accounts shall be kept and maintained for the Company at the Company's principal place of business. Such books and accounts shall be kept for fiscal and tax purposes on the cash or accrual basis, as the Manager shall determine, and shall include separate accounts for each Member. A list of the names and addresses of the Members and their respective membership interest shall be maintained as part of the books and records for the Company. Each Member or such Member's duly authorized representative, at such Member's own expense and upon delivering advance written notice to the Company, shall at all reasonable time have access to, and may inspect and make copies of, such books and accounts and any other records of the Company.

               (ii) All funds received by the Company shall be deposited in the name of the Company in the bank account or accounts of the Company, and withdrawals therefrom shall be made upon the signature of the individual or individuals designated from time to time by the Manager. In the sole and absolute discretion of the Manager, all deposits and other funds not needed in the operation of the Company's business may be deposited in interest-bearing bank accounts, in money market funds, or invested in treasury bills, certificates of deposit, U.S. government security-backed repurchase agreements or similar money market instruments, or funds investing in any of the foregoing or similar types of investments.

          (c) Financial Reports. The Manager shall endeavor to cause to be prepared after the end of each taxable year of the Company and filed, on or before their respective due dates (as the same may be extended), all federal and state income tax returns of the Company for such taxable year and shall take all action as may be necessary to permit the Company's regular accountants to prepare and timely file such returns. Form 1065 (Schedule K-1) shall be sent to each Member after the end of each taxable year reflecting the Member's pro rata share of income, loss, credit and deductions for such taxable year.

          (d) Tax Elections. Any elections required or permitted to be made by the Company under the Internal Revenue Code of 1986, as amended (the "Code"), shall be made by the Manager in such manner as the Manager shall determine. In the event of an audit of the Company by the Internal Revenue Service (the "IRS"), RSI shall act as the "tax matters partner" pursuant to Section 6231(a)(7) of the Code, and such tax matters partner shall comply with all of its obligations as such under the Code and the regulations promulgated thereunder.

          (e) Expenses. To the extent practicable, all expenses of the Company shall be billed directly to, and be paid by, the Company.

     18. Profits Interest. Reference is hereby made to the Rieger Letter Agreement regarding, among other matters, the right of Rieger to receive a Profits Interest (as described therein) equal to the Accrued Benefit (as defined therein). The Company shall pay to Rieger the amount of the Accrued Benefit upon any Capital Event (as defined herein).

     19. Distributions and Allocations.

          (a) Definitions. As used in this Agreement, the following terms shall have the following meanings:

               (1) "Capital Account" means, with respect to any Member, the Capital Account maintained for such Member in accordance with the following provisions:

                    (A) To each Member's Capital Account there shall be credited
          (x) such Member's Capital Contributions, (y) such Member's distributive share of Profits, and (z) the amount of any Company liabilities assumed by such Member or which are secured by any property distributed to such Member. The principal amount of a promissory note which is not readily traded on an established securities market and which is contributed to the Company by the maker of the note (or a Member related to the maker of the note within the meaning of Regulations Section 1.704-1(b)(2)(ii)(c)) shall not be included in the Capital Account of any Member until the Company makes a taxable disposition of the note or until (and to the extent) principal payments are made on the note, all in accordance with Regulations Section 1.704-1(b)(2)(iv)(d)(2);

                    (B) To each Member's  Capital Account there shall be debited
          (A) the  amount  of money and the Gross  Asset  Value of any  property distributed to such Member pursuant to any provision of this Agreement, (B) such Member's distributive share of Losses and (C) the amount of any liabilities of such Member assumed by the Company or which are secured by any property contributed by such Member to the Company;

                    (C) In the event of a Transfer of Interests in accordance with the terms of this Agreement, the transferee shall succeed to the Capital Account of the transferor to the extent it relates to the Transfer of Interests; and

                    (D) In determining the amount of any liability for purposes of subparagraphs (i) and (ii) above there shall be taken into account Code Section 752(c) and any other applicable provisions of the Code and Regulations.

          The foregoing provisions and the other provisions of this Agreement relating to the maintenance of Capital Accounts are intended to comply with Regulations Section 1.704-1(b), and shall be interpreted and applied in a manner consistent with such Regulations. In the event the Manager reasonably shall determine that it is prudent to modify the manner in which the Capital Accounts, or any debits or credits thereto (including, without limitation, debits or credits relating to liabilities which are secured by contributed or distributed property or which are assumed by the Company or any Members) are computed in order to comply with such Regulations, the Manager may make such modification, provided that it is not likely to have a material effect on the amounts distributed to any Person pursuant to Article XI hereof upon the dissolution of the Company. If the provisions of Regulations
          Section 1.704-1(b)(2)(iv) do not provide guidance with respect to adjustments to Capital Accounts, then the Manager also shall (i) make any adjustments that are necessary or appropriate (x) to maintain equality between the Capital Accounts of the Members and the amount of capital reflected on the Company's balance sheet, as computed for book purposes, (y) to maintain consistency with the underlying economic arrangement of the members; and (z) to be in accordance with Federal tax accounting principles; all in accordance with Regulations Section 1.704-1(b)(2)(iv)(q), and (ii) make any appropriate modifications in the event unanticipated events might otherwise cause this Agreement not to comply with Regulations Section 1.704-1(b), provided that such modifications are not likely to have a material effect on the amounts distributed to any person pursuant to Article XI hereof upon the dissolution of the Company.

               (2) "Gross Asset Value" means with respect to any asset, the asset's adjusted basis for federal income tax purposes, except as follows:

                    (A) The initial Gross Asset Value of any asset contributed by a Member to the Company shall be the gross fair market value of such asset, as determined by the Manager provided that the initial Gross Asset Values of the Combined Alliance Shares contributed to the Company pursuant to Section 2 shall be the Fair Market Value of such securities as of the Effective Date;

                    (B) The Gross Asset  Values of all Company  assets  shall be adjusted to equal their respective gross fair market values (taking Code Section 7701(g) into account), as determined by the Manager as of the following times: (A) the acquisition of an additional interest in the Company by any new or existing Member in exchange for more than a de minimis Capital Contribution; (B) the distribution by the Company to a Member of more than a de minimis amount of Company property as consideration for an interest in the Company; and (C) the liquidation of the Company within the meaning of Regulations Section 1.704-1(b)(2)(ii)(g), provided that an adjustment described in clauses
          (A) and (B) of this paragraph shall be made only if the Manager reasonably determines that such adjustment is necessary to reflect the relative economic interests of the Members in the Company;

                    (C) The Gross Asset Value of any item of Company assets distributed to any Member shall be adjusted to equal the gross fair market value (taking Code Section 7701(g) into account) of such asset on the date of distribution as determined by the Manager; and

                    (D) The Gross Asset Values of Company assets shall be increased (or decreased) to reflect any adjustments to the adjusted basis of such assets pursuant to Code Section 734(b) or Code Section 743(b), but only to the extent that such adjustments are taken into account in determining Capital Accounts pursuant to Regulations
          Section 1.704-1(b)(2)(iv)(m) and subparagraph (F) of the definition of "Profits" and "Losses"; provided, however, that Gross Asset Values shall not be adjusted pursuant to this subparagraph (D) to the extent that an adjustment pursuant to subparagraph (B) is required in connection with a transaction that would otherwise result in an adjustment pursuant to this subparagraph (D).

          If the Gross Asset Value of an asset has been determined or adjusted pursuant to subparagraph (B) or (D) of this paragraph (2), such Gross Asset Value shall thereafter be adjusted by the depreciation taken into account with respect to such asset, for purposes of computing Profits and Losses.

               (3) "Losses" has the meaning set forth in the definition of "Profits" and "Losses."

               (4) "Net Cash Flow" means (i) all receipts of cash and other property (measured at its fair market value) other than arising out of a Capital Event including, without limitation, cash dividends from Combined Alliance Shares and interest and dividends from investments; less (ii) all payments and disbursements by the Company including such for the purchase of securities issued by Combined Alliance and the payment of expenses.

               (5) "Preferred Return" shall have the meaning set forth in the Rieger Letter Agreement.

               (6) "Profits" and "Losses" mean, for each taxable year, an amount equal to the Company's taxable income or loss, respectively, for such taxable year, determined in accordance with Code Section 703(a) (for this purpose, all items of income, gain, loss, or deduction required to be stated separately pursuant to Code Section 703(a)(1) shall be included in taxable income or loss), with the following adjustments (without duplication):

                    (A) Any income of the Company that is exempt from federal income tax and not otherwise taken into account in computing Profits or Losses pursuant to this definition of "Profits" and "Losses" shall be added to such taxable income or loss;

                    (B)  Any  expenditures  of the  Company  described  in  Code
          Section 705(a)(2)(B) or treated as Code Section 705(a)(2)(B) expenditures pursuant to Regulations Section 1.704-1(b)(2)(iv) (i), and not otherwise taken into account in computing Profits or Losses pursuant to this definition of "Profits" and "Losses" shall be subtracted from such taxable income or loss;

                    (C) In the event the Gross Asset Value of any Company asset is adjusted pursuant to subparagraphs (B) or (C) of the definition of Gross Asset Value, the amount of such adjustment shall be treated as an item of gain (if the adjustment increases the Gross Asset Value of the asset) or an item of loss (if the adjustment decreases the Gross Asset Value of the asset) from the disposition of such asset and shall be taken into account for purposes of computing Profits or Losses;

                    (D) Gain or loss resulting from any disposition of property with respect to which gain or loss is recognized for federal income tax purposes shall be computed by reference to the Gross Asset Value of the property disposed of, notwithstanding that the adjusted tax basis of such property differs from its Gross Asset Value;

                    (E) If the Gross Asset Value of an asset differs from its adjusted basis for federal income tax purposes, in lieu of the depreciation, amortization, and other cost recovery deductions taken into account in computing such taxable income or loss, there shall be taken into account depreciation in an amount which bears the same ratio to such beginning Gross Asset Value as the federal income tax depreciation, amortization, or other cost recovery deduction for such taxable year bears to such beginning adjusted tax basis; provided, however, that if the adjusted basis for federal income tax purposes of an asset at the beginning of such taxable year is zero, depreciation shall be determined with reference to such beginning Gross Asset Value using any reasonable method selected by the Manager;

                    (F) To the extent an adjustment to the adjusted tax basis of any Company asset pursuant to Code Section 734(b) or Code Section 743(b) is required, pursuant to Regulations Section 1.704-(b)(2)(iv)(m)(2) or (4), to be taken into account in determining Capital Accounts as a result of a distribution other than in liquidation of a Member's interest in the Company, the amount of such adjustment shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases such basis) from the disposition of such asset and shall be taken into account for purposes of computing Profits or Losses and shall be specially allocated to the Member or Members to whom such adjustment relates.

                    (G) Any Profit or Loss attributable to a Capital Event ("Profits from Capital Events" and "Losses from Capital Events") shall not be taken into account.

                    (H) Rules similar to clauses (A) through (F) above shall be used to determine Profits from Capital Events and Losses from Capital Events.

               (7) "Proceeds of a Capital Event" shall mean the excess of (i) the amount of cash and fair market value of other property received upon a Capital Event, over (ii) the costs and expenses incurred by the Company in connection with such Capital Event including the costs of converting any property received to cash.

               (8) "Regulation" means the income tax regulations promulgated from time to time by the U.S. Department of the Treasury.

          (b) Distributions.

               (1) Distributions of Net Cash Flow. Except as otherwise required by this Agreement or by law, Net Cash Flow (as defined) shall be distributed or applied promptly after the receipt of such Net Cash Flow as follows:

                    (i) First, to the payment of any currently due debts and liabilities of the Company which are not intended to be paid out of the Proceeds of a Capital Event;

                    (ii) Next, to the setting up of any reserves reasonably necessary to provide for any actual obligations of the Company which are reasonably expected to accrue or be incurred in the next fiscal period, for example, accounting and legal fees;

                    (iii) Last, the balance, if any to the Members holding Class A Units and Class D Units in accordance with their respective A Class Percentage Interests and the amount (.01% of the aggregate distributions to the Members) attributable to the Class D Units.

               (2) Distribution of Proceeds of a Capital Event. Except as otherwise required by this Agreement or by law, Proceeds of a Capital Event shall be distributed to the Members holding Class A Units, Class B Units and Class D Units or applied, as follows:

                    (i) First, to the payment of any debts and liability of the Company;

                    (ii) Next, to the setting up of any reserves reasonably necessary to provide for any actual obligations of the Company which are reasonably expected to accrue or to be incurred in the next fiscal period or in connection with a liquidation of the Company or a redemption of the Rieger Profits Interest;

                    (iii) Next, to the Members holding Class A Units in proportion to their A Class Percentage Interests, up to an amount equal to the unpaid Preferred Return;

                    (iv) Next, to the Members holding Class B Units up to an amount equal to the Accrued Benefit; and

                    (v) The balance, if any, to the Members holding Class A Units and Class D Units in accordance with their respective A Class Percentage Interests and amount (.01% of the aggregate distributions to the Members) attributable to the Class D Units.

               (3) No Return of Distributions. No Member shall have any obligation to refund to the Company any amount that shall have been distributed to such Member pursuant to this Agreement, subject, however, to the rights of any third party creditor under law.

          (c) Allocation of Profits, Losses, Profits from Capital Events and Losses from Capital Events.

               (1) Profits and Losses shall be allocated to the Class A Members and the Class D Members in accordance with their respective Class A Percentage Interests and amount (.01% of the aggregate distributions to the Members) attributable to the Class D Units.

               (2) Profits from Capital Events shall be allocated as follows:

                    (i) First, to the Class A Members to the extent of and in proportion to the excess of (a) the Losses from Capital Events previously allocated to the Class A Members pursuant to Section 19(c)(3)(ii), over (b) the aggregate amount of Profits from Capital Events previously allocated to such Members pursuant to this clause
          (i).

                    (ii) Next, to the Class A Members and the Class D Member to the extent of and in proportion to the excess of (a) the Losses from Capital Events previously allocated to such Members pursuant to
          Section 19(c)(3)(i), over (b) the aggregate amount of Profits from Capital Events previously allocated to such Member pursuant to this clause (ii).

                    (iii) Next, to the Class A Members and the Class D Member to the extent of and in proportion to the excess of (a) the aggregate Preferred Return paid and to be paid to such Members pursuant to Sections 19(b)(2)(iii) and 20(d)(iv), but only to the extent such amount represents payment of the 20% preferred total return pursuant to clause (i) of Paragraph A.1. of the Rieger Letter Agreement, from inception of the Company through the close of the current taxable year of the Company, over (b) the aggregate Profits from Capital Events previously allocated to such Members pursuant to this clause (iii);

                    (iv) Next to the Class B Member up to an amount equal to (a) the excess of the distributions of Proceeds of a Capital Event paid to the Class B Member pursuant to Sections 19(b)(2)(iv) and 20(d)(v) from conception of the Company through a date 60 days after the close of the current taxable year of the Company, over (b) the aggregate Profits from Capital Events previously allocated to the Class B Member pursuant to this clause (iv) and Section 19(c)(4); and

                    (v) The balance, if any, to the Class A Members and the Class D Member to the extent of and in proportion to the distribution of Proceeds of a Capital Event that would have been made to such Members if there was additional Proceeds of a Capital Event to distribute pursuant to Section 19(b)(2)(v) equal to the amount of Profits from Capital Events remaining to be allocated pursuant to this clause (v).

               (3) Losses from Capital Events shall be allocated as follows:

                    (i) First, to the Class A Members and the Class D Member to the extent of and in proportion to the aggregate Profits from Capital Events allocated to such Members pursuant to Section 19(a)(v); and

                    (ii) The balance, if any, to the Class A Members.

               (4) Allocation of Income related to Redemption of Class B Units. Anything hereto to the contrary notwithstanding, if the Company shall dispose of property for the purpose of obtaining cash to redeem all or a portion of the Class B Units, such income shall be allocated to the Class B Member.

          (d) Allocations between Assignor and Assignee Members. In the case of a Transfer, the assignor and assignee shall each be entitled to receive distributions of Net Cash Flow and allocations of Net Profits or Net Losses as follows:

                    (i) Unless the assignor and assignee agree to the contrary and shall so provide in the instrument effecting the Transfer, distributions shall be made to the person owning the Member's Membership Interest on the date of the distribution; and

                    (ii) Profits or Losses shall be allocated by the number of days of the fiscal year each person held the Member's Interest.

          (e) Tax Credits. Any Company tax credits shall be allocated among the Members in proportion to their respective Percentage of Interests.

          (f) Deficit Capital Accounts. Except as otherwise provided under the Act, no Member shall be required at any date to make up any deficit in such Member's Capital Account.

          (g) Tax Allocations: Code Section 704(c).

          In accordance with Code Section 704(c) and the Regulations thereunder, income, gain, loss, and deduction with respect to any property contributed to the capital of the Company shall, solely for tax purposes, be allocated among the Members so as to take account of any variation between the adjusted basis of such property to the Company for federal income tax purposes and its initial Gross Asset Value (computed in accordance with the definition of Gross Asset Value) using such method as the Manager shall select with the consent of JAH and RFIA, which consent shall not be unreasonably withheld, delayed or conditioned.

          In the event the Gross Asset Value of any Company asset is adjusted pursuant to subparagraph (ii) of the definition of Gross Asset Value, subsequent allocations of income, gain, loss, and deduction with respect to such asset shall take account of any variation between the adjusted basis of such asset for federal income tax purposes and its Gross Asset Value in the same manner as under Code Section 704(c) and the Regulations thereunder.

          Any elections or other decisions relating to such allocations shall be made by the Manager in any manner that reasonably reflects the purpose and intention of this Agreement. Allocations pursuant to this Section 19(g) are solely for purposes of federal, state, and local taxes and shall not affect, or in any way be taken into account in computing, any Member's Capital Account or share of Profits, Losses, other items, or distributions pursuant to any provision of this Agreement.

          20. Liquidation and Termination of the Company.

          (a) Time Period. The Manager may, at its discretion, liquidate the Company upon the earlier to occur of (i) the fifth (5th) anniversary of the Effective Date provided that RSI can procure for the benefit of JAH the seats on the Alliance Board of Directors, Executive Committee and Strategic Steering Committee provided in Section 13 hereof with respect to the period prior to an IPO and (ii) the tenth (10th) anniversary of the Effective Date; provided, however, that the Company shall be liquidated within sixty (60) days following the consummation of an IPO.

          (b) General. Upon the termination of the Company, the Company) shall be liquidated in accordance with this Section 20 and the Act. The liquidation shall be conducted and supervised by the Manager, or if there shall be no Manager, by a person who shall be designated for such purpose by the Member holding the Class D Units or, if there is no such designation by the D Class Members, by the Member holding a majority of the Class A Units (the Manager or person for such purpose so designated being herein referred to as the "Liquidating Agent"). The Liquidating Agent shall have all of the rights and powers with respect to the assets and liabilities of the Company in connection with the liquidation and termination of the Company that the Manager would have with respect to the assets and liabilities of the Company during the term of this Agreement including, without limitation, and notwithstanding any provision contained in this Agreement to the contrary, the ability to liquidate and/or sell any or all of the Combined Alliance Shares without the necessity to obtain any Member's consent. Without limiting the foregoing, the Liquidating Agent is hereby expressly authorized and empowered to execute and deliver any and all documents necessary or desirable to effectuate the liquidation and termination of the Company and the transfer of any asset or liability of the Company. The Liquidating Agent shall have the right from time to time, by revocable powers of attorney, to delegate to one or more persons any or all of such rights and powers and such authority and power to execute and deliver documents, and, in connection therewith, to fix the reasonable compensation of each such person, which compensation shall be charged as an expense of liquidation. The Liquidating Agent is also expressly authorized to sell the Company's assets and/or to distribute the Company's property to the Members or other third parties subject to liens and the terms and provisions of this Agreement.

          (c) Statements on Termination. Each Member shall be furnished with a statement prepared by the Company's regular accountants setting forth the assets and liabilities of the Company as of the date of complete liquidation, and each Member's share thereof. Upon compliance with the distribution plan set forth in this Agreement, the Members shall cease to be such, and the Liquidating Agent shall execute, acknowledge and cause to be filed where appropriate under law a Certificate of Dissolution of the Company.

          (d) Priority on Liquidation. The Liquidating Agent shall, to the extent feasible, liquidate and sell the tangible assets and the intangible assets of the Company other than any Combined Alliance Shares as promptly as shall be practicable. To the extent the proceeds are sufficient therefor, in the Liquidating Agent's opinion, the proceeds of such liquidation shall be applied and distributed in the following order of priority (the "Liquidation Distribution"):

                    (i) To pay the costs and expenses of the liquidation and termination;

                    (ii) To pay the matured or fixed debts and liabilities of the Company;

                    (iii)  To  establish   any   reasonable   reserve  that  the
          Liquidating Agent may deem necessary for any contingent, unmatured or unforeseen liability of the Company;

                    (iv) To the Class A Members in proportion to their Class A Percentage Interests, an amount equal to any unpaid Preferred Return;

                    (v) To the redemption of the Class B Units for an aggregate redemption price equal to any unpaid Accrued Benefit, unless otherwise agreed by the Class C Members;

                    (vi) To the Members in accordance with clause (v) of Section 19(b)(2).

          (e) Distribution of Combined Alliance Shares. If at the date of the termination of the Company, the Company then owns Combined Alliance Shares or any other securities of Combined Alliance, then subject to the distribution provided in Section 20(d) above, all such securities shall be distributed to the Members holding Class A Units (pro rata on the basis of their respective Class A Units) and the Member holding the Class D Units as follows:

                    (i) All Combined Alliance Shares of Combined Alliance allocable to JAH, Rabinowitz and Rieger shall be converted into, or exchange for, shares of the securities of Combined Alliance pursuant to the terms thereof and such shares shall be distributed to such Member pro rata on the basis of their respective Class A Units.

                    (ii) All other shares of securities of Combined Alliance shall be distributed to the Members pro rata on the basis of their respective Class A Units.

                    (iii) All Combined Alliance Shares of Combined Alliance allocable to RSI shall be distributed to RSI.

          (f) Distribution of Other Non-Liquid Assets. Subject to Section 20(f), if the Liquidating Agent shall reasonably determine that it is not practicable to liquidate all of the assets of the Company, then the Liquidating Agent shall cause the fair market value of the assets not so liquidated to be determined by appraisal by an independent appraiser. Such assets, as so appraised, shall be retained or distributed by the Liquidating Agent as follows:

                    (i) The Liquidating Agent shall retain assets having a fair market value equal to the amount, if any, by which the net proceeds of liquidated assets are insufficient to satisfy the debts and liabilities of the Company (other than any debt or liability for which neither the Company nor the Members are personally liable), to pay the costs and expenses of the dissolution and liquidation, and to establish reserves, all subject to the provisions of this Agreement. The foregoing shall not be construed, however, to prohibit the Liquidating Agent from distributing, pursuant to this Agreement, property subject to liens at the value of the Company's equity therein.

                    (ii) The remaining assets (including, without limitation, receivables, if any) shall be distributed to the Members by way of undivided interests therein in such proportions as shall be equal to the respective amounts to which each Member is entitled pursuant to this Agreement (including recognizing any priorities provided for in this Agreement). If, in the judgment of the Liquidating Agent, it shall not be practicable to distribute to each Member an undivided aliquot share of each asset, the Liquidating Agent may allocate and distribute specific assets to one or more Members as tenants-in-common as the Liquidating Agent shall determine to be fair and equitable, taking into consideration, inter alia, the basis for tax purposes of each asset distributed. Notwithstanding any provision contained herein to the contrary, if the Liquidating Agent shall for any reason be unable to liquidate and/or sell the Company's intangible assets in the course of any liquidation, then the parties hereto hereby instruct the Liquidating Agent to, and the Liquidating Agent shall, subject to the terms and provisions of this Section 20, distribute each of such intangible assets to the Members as co-owners with an undivided interest in the whole and unless otherwise agreed to by the parties hereto to the contrary, each Member to whom an intangible asset shall have been distributed shall have the full right to exploit the intellectual property rights contained therein without being obligated to account or pay to the other Member or Members for any royalties or other revenues received therefrom.

                    (iii) Nothing contained in this Agreement is intended to cause any in-kind distributions to be treated as sales for value.

          (g) Orderly Liquidation. A reasonable time shall be allowed for the orderly liquidation of the assets of the Company and the discharge of liabilities to creditors so as to minimize the losses normally attendant upon a liquidation.

     21. Loans and Advances. If any Member, manager or any of their respective Affiliates shall loan or advance any funds to the Company, such loan or advance shall not be deemed a contribution to the capital of the Company and shall not in any respect increase such Member's Percentage Membership Interest in the Company. Such loan or advance shall constitute an obligation and liability of the Company. Unless otherwise agreed in writing between the Members, the Manager and the Company, the Members, the managers and any of their respective Affiliates shall not have any personal obligation or liability for the repayment of such loans and the same shall be collectible only from Company assets. Any reference in this Agreement to the payment of debts, obligations or liabilities of the Company shall be deemed to include any such loans from a Member, a manager, and any of their respective Affiliates, to the extent that law and agreements to which the Company is a party or is subject permit, and to the extent that the terms of such loans may require, such loans from a Member, the managers or any of their respective Affiliates, shall be paid ahead of other general debts, obligations and liabilities of the Company.

     22. Exculpation and Indemnification of Managers, Members and Affiliates.

          (a)  Exculpation.   Notwithstanding   any  other  provisions  of  this
Agreement, whether express or implied, or obligation or duty at law or in equity, no Member or manager, nor any officer or employee of the Company shall be liable to the Company or any other person or entity for any act or omission taken or omitted by any such Person or any Affiliate of any such Person which is within the scope of authority granted to any such Person or any Affiliate of any such Person by this Agreement, provided that such act or omission does not constitute a breach of any representation, warranty, covenant or agreement of this Agreement, fraud, willful misconduct, bad faith or gross negligence.

          (b) Indemnification.

                    (i) The Company shall indemnify any person or entity who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action initiated by or in the right of the Company in which action the Company ultimately prevails) by reason of the fact that such party is or was a Member, manager, officer, employee, or agent of the Company, or is or was serving at the request of the Company as a manager, director, officer, employee, trustee or agent of another limited liability company or corporation, partnership, joint venture, trust or other enterprise, from and against expenses (including attorneys' and accountants' fees and disbursements), judgments, fines and amounts paid in settlement, actually and reasonably incurred (collectively, "Losses") by such party in connection with such action, suit or proceeding if such party acted in good faith and in a manner such party reasonably believed to be in, or not opposed to, the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe such party's conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person seeking indemnification did not act in good faith and in a manner which such party reasonably believed to be in or not opposed to the best interests of the Company and, with respect to any criminal action or proceeding, had reasonable cause to believe that such party's conduct was unlawful.

                    (ii) To the extent that a Member, manager, officer, employee or agent of the Company has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Section 22(a), or in defense of any claim, issue or matter therein, such party shall be indemnified against expenses (including attorneys' and accountants' fees and disbursements) actually and reasonably incurred by such party in connection therewith.

                    (iii) Any indemnification hereunder (unless ordered by a court) shall be made by the Company only as authorized in the specific case upon a determination by the Manager that indemnification of the Member, manager, officer, employee or agent is proper in the circumstances because such party has met the applicable standard of conduct set forth herein; provided, that no person or entity shall be entitled to indemnification hereunder to the extent that the amount of any Losses arises from a breach of any representation, warranty, covenant or agreement of this Agreement, fraud, willful misconduct, bad faith or gross negligence.

                    (iv) Expenses (including reasonable attorneys' and accountants fees and disbursements) incurred by any Member, manager, officer, employee or agent in defending any civil, criminal, administrative or investigative action, suit or proceeding shall, with the prior consent of the Manager which shall be made in good faith after meaningful consultation with the Chairman, be paid by the Company in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such person or entity to repay such amount if it shall ultimately be determined that such party is not entitled to be indemnified by the Company as authorized in this Section 22(b).

                    (v) The indemnification and advancement of expenses provided by, or granted pursuant to, this Section 22(b) shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any law, agreement, or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office.

                    (vi) The Company may purchase and maintain insurance on behalf of any person who is or was a Member, manager, officer, employee or agent of the Company, or is or was serving at the request of the Company as a director, officer, employee, trustee or agent of another limited liability company corporation, partnership, joint venture, trust or other enterprise against any liability asserted against such party and incurred by such party in any such capacity, or arising out of such party's status as such.

                    (vii) The indemnification and advancement of expenses provided by, or granted pursuant to, this Section 22(b) shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a Member, manager, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of each such person or entity.

     23. Power of Attorney.

          (a) General. Each Member irrevocably constitutes and appoints the Manager and the Liquidating Agent, or any one of them, with full power of substitution, the true and lawful attorney of such Member to execute, acknowledge, swear to and file any of the following:

                    (i) Any amendment to the Certificate pursuant to the Act; provided, that if any provision of such amendment adversely affects such Member's limited liability company interest in the Company such amendment shall be approved by all such affected Members;

                    (ii) Any certificate or other instrument (i) that may be required to be filed by the Company under the laws of the United States, the State of Delaware or any other state in which any of the Members reside or in which the Company engages in business or (ii) which the Manager deems advisable to file;

                    (iii)  Any   amendments   to  the   certificates   or  other
          instruments referred to in paragraphs (a) and (b) of this Section 23;

                    (iv) Any document that may be required to effectuate the liquidation or termination of the Company in accordance with Section 20 hereof; and

                    (v) Any amendment to this Agreement or the foregoing certificates, instruments or documents necessary to effect any change permitted under this Agreement or to reflect any change in the ownership of membership interests in the Company as expressly provided for in this Agreement.

                    It is expressly acknowledged by each Member that the foregoing power of attorney is coupled with an interest and shall survive the disability of such Member or a Transfer by such Member, provided, however, that if such Member shall make a Transfer of all of such Member's membership interest and the Transferee shall, in accordance with the provisions of Article VIII of this Agreement, become a successor Member, such power of attorney shall survive the Transfer only for the purpose of executing, acknowledging, swearing to and filing any and all instruments necessary to effectuate such substitution.

                    Each Member hereby agrees to execute concurrently herewith or upon five (5) business days' prior written notice, a special power of attorney containing the substantive provisions of this Agreement in form satisfactory to the Manager.

          (b) Successor Members. A power of attorney similar to that contained in Section 23(a) of this Agreement shall be one of the instruments that the Manager may require a successor Member to execute, acknowledge and swear to pursuant to this Agreement. No Transferee shall become a Member or otherwise own all or part of a Member's Percentage Membership Interest or any other interest in the Company unless, as a condition precedent thereto, such purported Transferee becomes a signatory of this Agreement.

          (c) Additional Power of Attorney. Upon the admission of a successor Manager or upon the liquidation or termination of the Company, the Members, at the request of the Manager or any of such successor Manager or the Liquidating Agent, shall execute, acknowledge and swear to and deliver a new power of attorney, similar to that described in Section 23(a) of this Agreement, in favor of any such successors or the Liquidating Agent.

     24. Confidentiality; Noncompetition.

          (a) Confidentiality. Each Member shall retain in strict confidence, and shall not use for any purpose whatsoever, or divulge, disseminate or disclose to any third party (other than in furtherance of the business purposes of Combined Alliance and the Company or as may be required by law) any proprietary or confidential information relating to the business of Combined Alliance and the Company, including, without limitation, information regarding real property interests, financial information, real property space availability, development plans, distribution or franchising methods and channels, pricing information, business methods, management information systems and software, customer lists, supplier lists, leads, solicitations and contacts, know-how, show-how, inventions, improvements, specifications, trade secrets, agreements, research and development, business plans and marketing plans of Combined Alliance and the Company, whether or not any of the foregoing are copyrightable or patentable provided, that a Member may in connection with a Syndication or Pledge provide financial and other information with respect to the Company which is reasonably requested by any proposed Transferee in such Syndication or Pledge and reasonably required for the evaluation of such financial investment if such person executes and delivers to the Company a confidentiality agreement in form and substance reasonably acceptable to the Company; provided, further, that each Member may divulge, disseminate or disclose any such proprietary and confidential information to its agents (including consultants) for the purposes of managing its investment in the Company, provided that any such agent is subject to a similar obligation to maintain the confidentiality of such information and as may be required by law.

          (b) Non-Competition. Each of the Members, other than RSI, JAH and RFIA on behalf of itself and its respective Affiliates, hereby severally warrants, covenants and agrees with the Company and each other Member that neither it nor its Affiliates will, during the applicable Restrictive Covenant Period (as defined below), directly or indirectly, without the prior written consent of the Company, engage in or be interested in any business which business is competitive with the business of Combined Alliance or the Company (i.e., the executive office suite business) in the countries where Combined Alliance has active operations, nor during such period shall it or its Affiliates retain or hire (on behalf of itself or any other person) any person who is or was an employee, consultant or agent of Combined Alliance (other than any such person whose duties do not include activities that are material to the management, administration or operations of such company's business) unless that person was in the employ of, or a consultant to or agent of, the Member or any of its Affiliates prior to being so for Combined Alliance). For the purposes of this Agreement, a party shall be deemed to be directly or indirectly interested in a business if such party is or shall be engaged or affiliated directly or indirectly with such business as a stockholder, director, officer, employee, salesman, sales representative, agent, broker, partner, member, individual proprietor, lender, investor, consultant or otherwise, unless such interest is limited solely to the passive investment or beneficial ownership of twenty percent (20%) or less of the equity or debt of any company, as the case may be. For purposes of this Agreement, the "Restrictive Covenant Period" shall mean the period that commences on the date hereof and expires the earlier of the date that is: (i) one (1) year after the date that such Member no longer owns, or has any beneficial interest in, any Units; or (ii) the date of an IPO.

          (c) Survival. The provisions of this Section 24 shall survive the Term or the termination, liquidation or dissolution of the Company.

     25. Intentionally Omitted.

     26. Intentionally Omitted.

     27. Intentionally Omitted.

     28. Certain Defined Terms. For the purposes of this Agreement, the following terms used herein shall be defined as follows:

          (a) Affiliate. With respect to any Person means: (i) any person at the time directly or indirectly controlling, controlled by or under direct or indirect common control (whether by ownership of voting securities, contract or otherwise) with such person; (ii) any executive officer, senior employee or director (or a person with similar responsibilities) of such person; and (iii) when used with respect to an individual, shall include the Family Group of such individual.

          (b) Bring-Along Qualifying Sale. Means (1) with respect to JAH, a sale by RSI of not more than 50% of the Class A Units then held by RSI to a third party purchaser which is not an Affiliate of RSI, (2) with respect to RFIA, a sale of 50% or more of the Class A Units owned by RSI to a third party purchaser(s) (which is not an Affiliate of RSI), including a proposed sale of the Company by the sale or exchange of all or substantially all the Members' Class A Units, a merger, consolidation, recapitalization or otherwise, and (3) with respect to Rieger, a sale of 50% or more of the Class A Units owned by either RSI or JAH whether by merger or otherwise (other than any such sale or transfer of Class A Units owned by RSI (or its transferee) to any Affiliate of RSI.

          (c) Capital Event. Means any of the following events: (i) the sale of Combined Alliance (whether by a merger, consolidation, recapitalization, sale of assets or capital stock), (ii) an IPO or (iii) the sale of Class A Units of Rieger pursuant to the Tag-Along Right provided in Section 7 or the Bring-Along Right provided in Section 8.

          (d) Capital Call Value. Means the Fair Market Value of the Company determined by the Manager, on the one hand, and all of the Non-Fully Subscribing Members and RFIA on the other hand.

          (e) Combined Alliance FMV. Means the fair market value of Combined Alliance determined as follows:

               (A) if the date of determination is prior to the effective date of a Qualified IPO, the fair market value of Combined Alliance shall be determined on a basis as a going concern determined by mutual agreement of the Manager and the Member or the Non-Fully Subscribing Members and RFIA, as the case may be (collectively, the "Concerned Group"), whose Class A Units are the subject of such valuation or, if after ten (10) business days (the "Discussion Period") such parties do not agree upon such determination, the average of the fair market valuations of Combined Alliance (each, an "Appraiser Valuation") determined in good faith by two Nominated Investment Banks, one selected by the Manager within two (2) business days after the expiration of the Discussion Period and one selected by the Concerned Group within such two (2) business day period; provided, however:

               (1) If either the Manager or the Concerned Group do not provide written notice of its selection of a Nominated Investment Bank within such two (2) business day period after the Discussion Period (the party not making such selection, being the "No Selection Party"), then the Nominated Bank to be selected by the No Selection Party shall be the Nominated Bank immediately following the name of the Nominated Bank that was selected by the Manager or the Concerned Group, as the case may be, in the order of appearance of such firms on Schedule II. If neither the Manager nor the Concerned Group select a Nominated Investment Bank within such two (2) business day period after the Discussion Period, then the Nominated Banks shall be the first two Nominated Investment Banks in the order of appearance of such firms on Schedule II.

               (2) If the difference between the Appraiser Valuations is greater than ten (10%) of the higher Appraiser Valuation, then the Manager and the Concerned Group shall select a third Nominated Investment Bank within two
     (2) business days after the date that the Appraiser Valuations have been provided to the Manager and the Concerned Group and the "Fair Market Value" shall equal the valuation of the third Nominated Investment Bank (which such valuation must not be lower than the lower of the Appraiser Valuations nor greater than the higher of the Appraiser Valuations). If the Manager and the Concerned Group do not agree on the third Nominated Investment Bank within such two (2) business day period, then the Nominated Investment Bank selected (or deemed to be selected) by the Manager and the Nominated Investment Bank selected (or deemed to be selected) by the Concerned Group shall select the third Nominated Investment Bank within three (3) business days after the expiration of such two (2) business day period. If the two Nominated Investment Banks do not so select a third Nominated Investment Bank within such three (3) business day period, then the third Nominated Investment Bank shall be the first Nominated Investment Bank in the order of the appearance of such firms on Schedule II which has not been selected (or deemed to be selected) by the Manager or the Concerned Group.

               (3) Whenever the Fair Market Value of the Class A Units is to be determined through the valuation of Nominated Investment Banks, the Members including any Member Transferring its Units in connection with the transaction giving rise to the valuation shall pay all fees and disbursement of such Nominated Investment Banks as if such amount were contributed to the Company pursuant to the procedures of Section 14 (provided that the Subscription Due Date shall be the date such fees and disbursements will be paid by the Company as determined by the Manager) and shall require that each Nominated Investment Bank (x) confirm in writing that it is independent with respect to, and not conducting any business with, any Member or their respective Affiliates other than stock, commodity or similar brokerage, broker/dealer, underwriting, acquisition and/or valuation activities for reasonable and customary commissions or discounts and (y) report its valuation within thirty (30) days after the date of such assignment.

               (4) Any Member (including any Member Transferring its Units in connection with the transaction giving rise to the valuation) which does not pay its pro rata share of such fees and disbursements will be diluted on a fair market value basis or, if a Transferring Member will have the Fair Market Value of its Units reduced by such pro rata share.

               (B) if the date of determination is on or after the effective date of a Qualified IPO, the fair market value of the Combined Alliance shall equal the average of the closing per share bid and ask prices of the publicly traded common stock of Combined Alliance for the ten (10) business days immediate preceding the date of such determination multiplied by the number of issued and outstanding shares of common stock of Combined Alliance on such date.

               (C) It is acknowledged and agreed that the procedures described above are to determine the specified valuation with administrative efficiency and expediency. Accordingly, no party hereto shall have a right, and no Nominated Investment Bank shall be required to, or shall, hold any hearing, presentation or other advocacy proceeding with respect to the preparation of such valuation and the determination of such value in accordance with the terms hereof shall be final and binding on the parties hereto. Further, any information regarding the number of outstanding shares of common stock of Combined Alliance shall be determined solely by the information filed with the Securities and Exchange Commission by Combined Alliance.

          (f) Combined Alliance Shares The Class C Preferred Stock of Combined Alliance, par value $4.75 per share or, as if context shall require, the securities of Combined Alliance which such preferred stock may be converted into, or exchanged for, pursuant to the terms thereof.

          (g) Contingent Transfer. A Transfer of Interest of membership interests other than a Transfer (A) permitted by, and as described in, Sections 5(b)(i) (Testamentary and Gift Transfers), (ii) (Affiliate Transfers), (iii) (Sale to the Company), (v) (Pledges), (vii) (Syndications); (B) between JAH and Rieger; or (c) between RFIA and RSI.

          (h) Disqualified Transferee. Means, with respect to any Member other than RSI unless waived or agreed by RSI, any Person other than the Persons listed on Schedule II hereto that is: (i) a real estate investment trust or similar investment vehicle, real estate investor or developer which actively and directly (by itself or through one or more of its Affiliates) competes with Reckson Service Industries, Inc. or Reckson Associates Realty Corp. or any of their respective Affiliates in the geographic locations in which Reckson Service Industries, Inc., Reckson Associates Realty Corp. or any of their Affiliates then conducts its business; or (ii) if the Member transferring or pledging its membership interest is RFIA or Rieger, actively and directly (by itself or through one or more of its Affiliates) competes in the same business or any line of business of the Company or any other Platform Company of RSI or any of its Affiliates; provided, however, that notwithstanding the foregoing to the contrary, in no event shall a Disqualified Transferee include any pension fund or trust or any financial investor, including without limitation those set forth on Schedule II hereto, whose primary activity is investment in entities or businesses (including real estate businesses).

          (i) Employee Option Ownership Adjustment. Means an adjustment to the A Class Percentage Interest of a Member so that the A Class Percentage Interest of the specified Member is equal to the number of Class A Units held by such Member divided by the total number of Class A Units outstanding at the time of determination plus the aggregate number of Class A Units which would be issued pursuant to In the Money Employee Options less the aggregate number of Class A Units which are In the Money Redemption Shares.

          (j) Employee Option Value Adjustment. Means the sum of (1) the aggregate purchase price for the Class A Units to be issued and sold pursuant to all In the Money Employee Options and (2) negative one (-1) multiplied by the aggregate redemption price for all In the Money Redemption Shares.

          (k) Excused Condition. With respect to any Member which will purchase membership interests of any other Member hereunder, means a breach or default on the part of the selling Member or the failure of a condition precedent to the specified purchase of the membership interests unless such failure is the result of a breach, default or failure on the part of the purchasing Member.

          (l) Fair Market Value. Means:

                    (i) with respect to the value of the Company, shall mean (x) the Combined Alliance FMV multiplied by a fraction, the numerator of which is the number of Common Stock Equivalents (as defined by the CA Agreement) owned by the Company at the time of determination and the denominator of which is the Fully Diluted Capitalization (as defined by the CA Agreement) at the time of determination, (y) plus or minus the Net Asset Value and (z) plus or minus the Employee Option Value Adjustment.

                    (ii) with respect to the value of a Member's Class A Units, shall mean (x) the value of the Company determined as set forth in the immediately preceding paragraph (y) multiplied by such Member's A Class Percentage Interest at the time of determination as such percentage interest is adjusted by the Employee Option Ownership Adjustment, if any.

                    (iii) with respect to the value of the securities distributed by the Company to a Member pursuant to Section 20, shall mean the Combined Alliance FMV at the time of determination multiplied by a fraction, (x) the numerator of which is the number of Common Stock Equivalents represented by the securities distributed by the Company to a Member which are held by such Member at the time of determination and (y) the denominator of which is the Fully Diluted Capitalization at the time of determination.

          (m) Family Group Member. Means with respect to (i) (I) JAH, Jon Halpern; (II) RFIA: Martin J. Rabinowitz; (III) Rieger I/O LLC: Robert Rieger;
(IV) RSI: Scott Rechler or Mitchell Rechler; (ii) the parents grandparents, brothers, sisters, spouse and descendants (whether natural or adopted) of any person described in clause (i) above; (iii) any spouse or descendant of any person described in clauses (i) and (ii) above; (iv) any trust created solely for the benefit of any person described in clauses (i) through (iii) above; (v) any executor or administrator for any of the persons described in clauses (i) through (iv) above; (vi) any partnership solely of persons described in clauses
(i) through (v) above; and (vii) any corporate foundation created by any of the persons described in clauses (i) through (v) above for charitable purposes.

          (n) In the Money Employee Options. Means employee options offered pursuant to Section 2(l) in which the aggregate purchase price for the Class A Units subject to such options is less than the fair market value of such Class A Units to be purchased pursuant to such options as determined in good faith by the Manager using the same methodology and considerations used in determining the Fair Market Value of the Company.

          (o) In the Money Redemption Shares. Means employee options offered pursuant to Section 2(l) and the Class A Units issued pursuant to the exercise of such options, in each case, where the redemption price for such options or such Class A Units is less than the fair market value of such options or Class A Units which may be redeemed by the Company as determined in good faith by the Manager using the same methodology and considerations used in determining the Fair Market Value of the Company.

          (p) IPO. Means an initial public offering of any equity security of Combined Alliance registered with the Securities and Exchange Commission under the provisions of the 1933 Act.

          (q) JAH Put Units. Shall mean the Class A Units issued to JAH as of the Effective Date in consideration of JAH's initial contribution to the capital of the Company pursuant to Section 2 hereof, it being acknowledged and agreed that for the purpose of determined whether any Class A Units were Units issued as of the Effective Date or Units subsequently purchased or otherwise acquired by JAH (whether pursuant to Section 14 or otherwise), Units shall be deemed to be purchased and sold on a "LIFO" (the most recent Unit purchased or otherwise acquired is the first Unit sold other otherwise Transferred) basis.

          (r) Net Asset Value. Means the fair market value of all assets owned by the Company other than securities issued by Combined Alliance (e.g., cash) at the time of determination, less the liabilities of the Company at the time of determination.

          (s) Nominated Investment Bank. Shall mean the investment bank or appraisal firms listed on Schedule III attached hereto.

          (t) Qualified IPO. Shall mean the earlier of (x) the effective date of an IPO which satisfies the criteria of a Qualified Public Offering as defined by the CA Agreement or (y) the earlier of two years after the date of an IPO or the date which the securities distributed to the applicable Member by the Company in accordance with Section 20 (or any security received in exchange or conversion therefor) are registered for a public offering in a Demand Registration or Piggyback Registration (each, as defined by the CA Agreement) or, if earlier, the date such Member declines to participate in any such Demand Registration or Piggyback Registration.

          (u) Person. Means any entity or individual, including any corporation,
limited  liability  company,   partnership,   trust,   foundation,   government,
government agency or authority.

          (v) Syndicate Representative. Means: (i) any JAH Beneficial Holder (as defined by the CA Agreement, in the case of a Syndication by JAH: (ii) Mr. Martin Rabinowitz, in the event of a Syndication by RFIA; or (iii) Mr. Robert Rieger, in the event of a Syndication by Rieger.

          (w) Tag-Along Interest. Means a Class A or Class B membership interest by any Tag-Along Member equal to the same percentage of membership interest of the selling Member which it proposes to Transfer in the specified Contingent Transfer. For example, if a Selling Member has a fifty (50%) percent Class Percentage Interest in the Company and proposes to sell one-half of its membership interest (i.e., a twenty-five (25%) percent Class Percentage Interest in the Company), the Tag-Along Interest would equal one-half of the Tag-Along Member's membership interest; provided, that, in no event shall the Tag-Along Interest with respect to any Tag-Along Member exceed the aggregate Class Percentage Interest proposed to be sold by the selling Member.

          (x) Tag-Along Member. Means (1) Rieger, if more than 50% of the Class A Units held by RSI are being sold whether by merger or otherwise (other than any such sale or transfer of Class A Units to RSI, JAH or any of their Affiliates), and (2) RFIA or JAH, if the Class A Units held by RSI are being sold whether by merger or otherwise (other than any such sale or transfer of Class A Units to RSI or any of its Affiliates).

          (y) Third Party Price. (i) Means a proposed or offered price in or converted to cash equal to: (A) cash; (B) cash equivalents; and (C) stated principal amount of any promissory notes, in each case, included in any such proposal or offer; provided, however, that if there is no interest rate, or a nominal interest rate, the stated principal amount shall be discounted in accordance with generally accepted accounting principles; provided, further, that any such note shall be included in the Third Party Price only if the obligor (or guarantor) of such note has a minimum financial net worth of at least $5,000,000 on a pro forma basis, assuming the Third Party Offered Interest is purchased in accordance with the terms stated in the Notice of Offer. As used herein, the Third Party Price for membership interests other than Third Party Offered Interests shall be adjusted to equal the Class Percentage Interest represented by such membership interests. Accordingly, the Third Party Price of Tag-Along Interests shall equal the Third Party Price per Unit multiplied by the number of Units to be transferred.

     29. Amendment and Modification. Subject to Section 39, no change or modification of this Agreement shall be valid, binding or enforceable as against: (i) the Company unless the same shall be in writing and signed by the Company; or (ii) any of the Members unless the same shall be in writing and signed by such Member unless the rights of such Member are not adversely affected by such amendment.

     30. Assignment. This Agreement and all of the provisions hereof shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, assigns, executors, administrators or successors, but neither this Agreement nor any of the rights, benefits, interests or obligations hereunder shall be assigned by any of the parties hereto without the prior written consent of the other parties; provided, however, the rights and benefits of this Agreement shall be assigned to any purchaser or transferee of membership interests if such transaction is a Permitted Transfer, except that unless such purchaser or Transferee is an Affiliate of RSI, JAH, RFIA or Rieger, the sole rights and benefits which may be assigned or transferred is the right to receive distributions pursuant to Sections 18, 19 and 20. In the event that any membership interests are Transferred by RSI, JAH, RFIA or Rieger to an Affiliate of such Member, such Transferee shall be deemed to be included in each reference to RSI, JAH, Rabinowitz or Rieger, as the case may be; provided, that notices shall only be required to be sent to, and shall only be sent by, RSI, JAH, Rabinowitz or Rieger, as the case may be, for as long as such party is a Member hereunder. Each Transferee of any Units takes such Units subject to the terms and conditions of this Agreement, including without limitation, the rights with respect to such Units under Sections 6, 7, 8, 9, 10, 11, 12, 14, 15, 16, 22, 36 and 37.

     31. Further Assurances. Each party hereto by the execution and delivery of this Agreement hereby consents to the formation of the Company, the proposed Merger, the terms and conditions of the CA Agreement and each other transaction contemplated by such agreements, the acquisition by the Company of the Combined Alliance Shares pursuant to the terms and conditions of Section 2 of this Agreement and exercise by the Company of its rights and the performance of its obligations pursuant to the terms and conditions of each of the Merger Agreement and the CA Agreement. Each Member hereby agrees that he or it shall do and perform or cause to be done and performed all such further acts and things and shall execute and deliver all such other agreements, certificates, instruments and documents as any other party hereto may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

     32. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware governing agreements made wholly within the State of Delaware.

     33. Notices. All notices given pursuant to this Agreement shall be in writing and shall be made by hand-delivery, first-class mail (registered or certified, return receipt requested), telecopier, or overnight air courier guaranteeing next business day delivery (provided, that, all notices provided pursuant to Section 14 must include a notice sent by telecopier and a second notice sent by any other manner provided in this paragraph):

          (a) if to the Company,

             c/o RSI I/O Holdings, Inc.
             225 Broadhollow Road
             Melville, New York 11747
             Attention:  Scott Rechler, Daniel DiSano and Jason Barnett, Esq.
             Tel:     (516) 719-7400
             Fax:     (516) 719-7405

             with a copy to:

             Herrick, Feinstein LLP
             2 Park Avenue
             New York, NY  10016
             Attention:  Stephen M. Rathkopf, Esq.
             Richard M. Morris, Esq.
             Tel:  (212) 592-1400
             Fax: (212) 889-7577

             and to each Member at the address specified below.

          (b) if to the Member, to him or it at his or its address as reflected in the records of the Company or as the Member shall designate to the Company in writing with a copy to the counsel to such Member as the Member shall designate to the Company in writing, each such designation to be effective only upon receipt.

          (c) Except as otherwise provided in this Agreement, each such notice shall be deemed given at the time delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; when receipt acknowledged, if telecopied; and the next business day after timely delivery to the courier, if sent by overnight air courier guaranteeing next business day delivery.

     34. Consent to Jurisdiction. All actions and proceedings arising out of, or relating to, this Agreement shall be heard and determined in any state or federal court sitting in Delaware (including without limitation the Court of Chancery) or New York. The undersigned, by execution and delivery of this Agreement, expressly and irrevocably consent and submit to the personal jurisdiction of any of such courts in any such action or proceeding; (ii) consent to the service of any complaint, summons, notice or other process relating to any such action or proceeding by delivery thereof to such party by hand or by certified mail, delivered or addressed as set forth in Section 33 of this Agreement; and (iii) waive any claim or defense in any such action or proceeding based on any alleged lack of personal jurisdiction, improper venue or forum non conveniens or any similar basis.

     35. Entire Agreement; Non-Waiver. This Agreement supersedes and terminates all prior agreements between any of the parties hereto with respect to the subject matter contained herein, and this Agreement embodies the entire understanding between the parties relating to such subject matter, and any and all prior correspondence, conversations and memoranda are merged herein and shall be without effect hereon. No promises, covenants or representations of any kind, other than those expressly stated herein, have been made to induce any party to enter into this Agreement. No delay on the part of any party in exercising any right hereunder shall operate as a waiver thereof, nor shall any waiver, express or implied, by any party of any right hereunder or of any failure to perform or breach hereof by any other party constitute or be deemed a waiver of any other right hereunder or of any other failure to perform or breach hereof by the same or any other Member, whether of a similar or dissimilar nature thereof.

     36. Specific Performance and Injunctive Relief. The parties recognize and acknowledge that their membership interests are closely held and that, accordingly, in the event of a breach or default by one or more of the parties hereto of the terms and conditions of this Agreement, the damages to the remaining parties to this Agreement, or any one or more of them, may be impossible to ascertain and such parties will not have an adequate remedy at law. In the event of any such breach or default in the performance of the terms and provisions of this Agreement, any party or parties thereof aggrieved thereby shall be entitled to institute and prosecute proceedings in any court of competent jurisdiction, either at law or in equity, to enforce the specific performance of the terms and conditions of this Agreement, to enjoin further violations of the provisions of this Agreement and/or to obtain damages. Such remedies shall however be cumulative and not exclusive and shall be in addition to any other remedies which any party may have under this Agreement or at law (including the right to retain a Deposit as partial "liquidated damages"). Each Member hereby waives any requirement for security or the posting of any bond or other surety and proof of damages in connection with any temporary or permanent award of injunctive, mandatory or other equitable relief and further agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

     37. Attorneys' Fees. In any action or proceeding brought to enforce any provision of this Agreement, or where any provision hereof is validly asserted as a defense, the successful party shall be entitled to recover reasonable attorneys' fees and all disbursements in addition to any other available remedy.

     38. Severability. If any provision of this Agreement or the application thereof to any party or circumstance shall be held invalid or unenforceable to any extent, the remainder of this Agreement and the application of such provisions to the other parties or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by applicable law.

     39. Conditions to Rieger Becoming a Member. Notwithstanding any term or provision of this Agreement to the contrary, Rieger shall not be a member in the Company, shall not be a party to this Agreement or receive any rights or benefits hereunder unless prior to the Effective Date Rieger duly executes and delivers an original counterpart to this Agreement and contributes to the capital of the Company its Initial Capital Contribution specified in Section 2 hereof. In the event that such conditions are not satisfied on or prior to such date, then Rieger, shall not be a party to this Agreement shall not be a "Member" as defined herein, shall not have any of the rights or benefits or any of the obligations provided hereunder, and the Manager shall amend Schedule I to adjust the number of Units to appropriately reflect that no Units were issued to Rieger. Further, in the event that such conditions are not satisfied on or prior to such date, then the Manager shall amend and modify this Agreement to delete all references to Rieger, delete all references to the Class B Units and to otherwise conform the terms and provisions of this Agreement to the fact that Rieger is not a member (as defined by the Act) of the Company nor a party to this Agreement.

     40. Miscellaneous.

          (a) Notwithstanding any provision of this Agreement to the contrary, a Transferee of a Permitted Transfer shall take the membership interests in such sale or transaction subject to the terms and provisions of this Agreement including, without limitation, the Tag-Along and Participation Rights of the Members provided herein.

          (b) Section headings are for convenience of reference only and shall not be used to construe the meaning of any provision of this Agreement.

          (c) This Agreement may be executed in any number of counterparts, each of which shall be an original, and all of which shall together constitute one agreement.

          (d) Any word or term used in this Agreement in any form shall be masculine, feminine, neuter, singular or plural, as proper reading requires. The words "herein", "hereof", "hereby" or "hereto" shall refer to this Agreement unless otherwise expressly provided. Any reference herein to a Section or any exhibit or schedule shall be a reference to a Section of, and an exhibit or schedule to, this Agreement unless the context otherwise requires. Any reference herein to a "business day" shall mean a day in which the New York branch of the Federal Reserve Bank is open for business during its normal hours of operation.

          (e) This Agreement shall be binding upon, and inure to the benefit of, the parties hereto who have executed and delivered this Agreement and their respective successors, assigns and permitted Transferees (to the extent otherwise permitted by this Agreement).

                      [The next page is the Signature Page]

          IN WITNESS WHEREOF, this Agreement has been signed by each of the parties hereto as of the date first written above.

                          INTEROFFICE SUPERHOLDINGS LLC

                           By: RSI I/O Holdings, Inc.,
                               its Manager

                           By:    /s/ Scott Rechler
                               ---------------------------
                                Name:  Scott Rechler
                                Title:    Chairman

                           RSI I/O HOLDINGS, INC.

                           By:   /s/ Scott Rechler
                               -----------------------------
                                Name:   Scott Rechler
                                Title: Chairman

                          JAH I/O, LLC

                          By:   JAH Realties, L.P.,
                                its Managing Member

                                By:    JLH Realty Management Service, Inc.,
                                       its general partner

                                By:      /s/ Jon Halpern
                                    ------------------------------
                                       Name:   Jon Halpern
                                       Title:

                          RFIA, LLC

                          By:  /s/ Martin Rabinowitz
                              --------------------------
                              Name:   Martin Rabinowitz
                              Title:

                          RIEGER I/O LLC

                          By:   /s/ Robert Rieger
                             -----------------------------
                              Name:  Robert Rieger
                              Title:

Solely with respect to the
obligation under Section 11 hereof

RECKSON SERVICE INDUSTRIES, INC.


By:   /s/ Scott Rechler
    -----------------------------
     Name:
     Title:

                                   SCHEDULE I
                   to the Limited Liability Company Agreement
                        of Interoffice Superholdings LLC

                                                    Date Last Revised: ________

--------------------------------------------- ------------------------------------ ---------------------------------

              Class of Units/                                                         Class Percentage Interest
               Name of Member                           Number of Units
--------------------------------------------- ------------------------------------ ---------------------------------
--------------------------------------------- ------------------------------------ ---------------------------------

Class A Units
--------------------------------------------- ------------------------------------ ---------------------------------
--------------------------------------------- ------------------------------------ ---------------------------------

RSI                                                       6,822.87751                         53.20016%
--------------------------------------------- ------------------------------------ ---------------------------------
--------------------------------------------- ------------------------------------ ---------------------------------

JAH                                            3,508.88639All of these Units are              27.35991%
                                                pledged to Union State Bank and
                                               such bank has a security interest
                                                 in such Units pursuant to an
                                               agreement between such member and
                                                           such bank
--------------------------------------------- ------------------------------------ ---------------------------------
--------------------------------------------- ------------------------------------ ---------------------------------

RFIA                                                      1,754.44319                         13.67995%
--------------------------------------------- ------------------------------------ ---------------------------------
--------------------------------------------- ------------------------------------ ---------------------------------

Rieger                                                     738.71292                           5.75998%
--------------------------------------------- ------------------------------------ ---------------------------------
--------------------------------------------- ------------------------------------ ---------------------------------

         TOTAL                                           12,824.92002                         100.00000%
--------------------------------------------- ------------------------------------ ---------------------------------
--------------------------------------------- ------------------------------------ ---------------------------------

Class B Units
--------------------------------------------- ------------------------------------ ---------------------------------
--------------------------------------------- ------------------------------------ ---------------------------------

Rieger                                                        500                                100%
--------------------------------------------- ------------------------------------ ---------------------------------
--------------------------------------------- ------------------------------------ ---------------------------------

Class C Units
--------------------------------------------- ------------------------------------ ---------------------------------
--------------------------------------------- ------------------------------------ ---------------------------------

RSI                                                             5                                 50%
--------------------------------------------- ------------------------------------ ---------------------------------
--------------------------------------------- ------------------------------------ ---------------------------------

JAH                                                             5                                 50%
--------------------------------------------- ------------------------------------ ---------------------------------
--------------------------------------------- ------------------------------------ ---------------------------------

         TOTAL                                                10                                 100%
--------------------------------------------- ------------------------------------ ---------------------------------
--------------------------------------------- ------------------------------------ ---------------------------------

Class D Units
--------------------------------------------- ------------------------------------ ---------------------------------
--------------------------------------------- ------------------------------------ ---------------------------------

JAH                                                             5                                100%
--------------------------------------------- ------------------------------------ ---------------------------------

                                   SCHEDULE II
                           Nominated Investment Banks


1.       Morgan Stanley Group Inc.

2.       Bear, Stearns & Co. Inc.

3.       BancAmerica ROBERTSON STEPHENS

4.       Goldman Sachs & Co.

5.       BT Alex Brown Incorporated

6.       Donaldson, Lufkin & Jenrette Securities Corporation

7.       Salomon Smith Barney

8.       Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner &
         Smith Incorporated

9.       Lazard  Freres & Co. LLC


[End of List]

                                  SCHEDULE III
                     Exceptions to Disqualified Transferees


A.   Developers

         Capelli

B.  Financial Investors

         Soros Funds

         Apollo Funds

         NorthStar Funds


[End of List]

                                    EXHIBIT A
                               Form of Assignment

                                    EXHIBIT B
                               Form of Stock Power

                                    EXHIBIT C
                            Form of Letter of Credit

                                    EXHIBIT D
          Form of Release and Satisfaction of Initial Acquisition Loan

                                    EXHIBIT E
                     Form of Assignment of the Class D Units

STATE OF NEW YORK )
                                    ) SS.:
COUNTY OF                  )

     On the ____ day of November, 1998, before me personally came Scott Rechler to me known, who being duly sworn, did depose and say that he is the officer of RSI I/O Holdings, Inc., the Manager of Interoffice Superholdings LLC, the limited liability company described in and which executed the foregoing instrument; that he signed his name thereto by order of the Manager of such company.

                                           ----------------------------------

Sworn to before me this
____ day of November, 1998


---------------------------
       Notary Public


STATE OF NEW YORK )
                  ) SS.:
COUNTY OF         )

     On the ____ day of November, 1998, before me personally came Scott Rechler to me known, who being duly sworn, did depose and say that he is the officer of RSI I/O HOLDINGS, INC., the corporation described in and which executed the foregoing instrument; that he signed his name thereto by order of the board of directors of such corporation.


                                           ----------------------------------

Sworn to before me this
___ day of November, 1998

---------------------------
       Notary Public

STATE OF NEW YORK )
                  ) SS.:
COUNTY OF         )

     On the ____ day of November, 1998, before me personally came Jon Halpern to me known, who being duly sworn, did depose and say that he is the officer of JLH Realty Management Services, Inc., the general partner of JAH Realties, L.P. which is the managing member of JAH I/O, LLC, a limited liability company, and that he executed the foregoing instrument in the name of such corporation on behalf of such limited liability company and that he had authority to sign the same, and he acknowledged that he executed the same as the act and deed of the said corporation as the general partner of the said limited partnership as the managing member of the said limited liability company.

                                          ----------------------------------

Sworn to before me this
____ day of November, 1998


---------------------------
       Notary Public

STATE OF NEW YORK )
                  ) SS.:
COUNTY OF         )

     On the ___ day of November, before me personally came MARTIN RABINOWITZ to me known, and who executed the foregoing instrument and, who being by me duly sworn, did depose and say that he is a member of RFIA, LLC, a limited liability company, and that he executed the foregoing instrument in the name of said limited liability company and that he had authority to sign the same, and he acknowledged that he executed the same as the act and deed of said limited liability company.


                                          ----------------------------------


Sworn to before me this
___ day of November, 1998


---------------------------
       Notary Public

STATE OF NEW YORK                           )
                                            ) SS.:
COUNTY OF                                   )


     On the ___ day of November, before me personally came ROBERT RIEGER to me known, and who executed the foregoing instrument and, who being by me duly sworn, did depose and say that he is a member of Rieger I/O LLC, a limited liability company, and that he executed the foregoing instrument in the name of said limited liability company and that he had authority to sign the same, and he acknowledged that he executed the same as the act and deed of said limited liability company.

                                          ----------------------------------


Sworn to before me this
___ day of November, 1998


---------------------------
       Notary Public